Fidelity School Street Trust: Strategic Income Fund and

Fidelity School Street Trust: International Bond Fund Merger

Notes to Pro Forma Combining Financial Statements

(Unaudited)

The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of June 30, 2001 and the unaudited Pro Forma Combining Statement of Operations for 12 months ended June 30, 2001 are intended to present the financial condition and related results of operations of International Bond Fund as if the reorganization with Strategic Income Fund had been consummated on July 1, 2000.

The pro forma adjustments to these pro forma financial statements are comprised of:

(a) Reflects the conversion of International Bond Fund shares as of June 30, 2001.

(b) Decrease in fees reflects contractual rates charged against combined average net assets.

(c) Decrease in fees reflects net decrease in costs incurred as a result of the reorganization including savings from duplicate charges.

The unaudited pro forma combining statements should be read in conjunction with the separate annual audited financial statements as of December 31, 2000 and the unaudited financial highlights as of June 30, 2001 for Fidelity Strategic Income Fund, and for Fidelity International Bond Fund, which are incorporated by reference in the Statement of Additional Information to this Proxy Statement and Prospectus.

Fidelity Int'l Bond Portfolio: Fidelity Stategic Income

Pro Forma Combining Statement of Assets & Liabilities as of June 30, 2001
(Unaudited)

	Int'l Bond	Strategic Income
	Portfolio	Portfolio	Combined
Assets
Investment in securities, at value
- See accompanying schedule	$69,680,670	72,551,151	$142,231,821
Cash	206	927	1,133
Receivable for investments sold	990,379	586,159	1,576,538
Receivable for fund shares sold	130,161	150,231	280,392
Dividends receivable	-	13,777	13,777
Interest receivable	1,151,808	1,249,844	2,401,652
Other receivables	-	481	481
Total assets	71,953,224	74,552,570	146,505,794

Liabilities
Payable for investments purchased	2,940,070	1,081,399	4,021,469
Payable for fund shares redeemed	102,918	217,032	319,950
Distributions payable	-	72,242	72,242
Accrued management fee	38,609	37,940	76,549
Other payables and accrued expenses	55,353	50,664	106,017
Total liabilities	3,136,950	1,459,277	4,596,227

Net Assets	$68,816,274	$73,093,293	$141,909,567

Net Assets consist of:
Paid in capital	$171,297,139	$76,085,650	$247,382,789
Distributions in excess of net investment income and undistributed net investment income	(59,619)	592,126	532,507
Accumulated undistributed net realized gain (loss)
on investments and foreign currency transactions	(96,675,721)	(2,237,754)	(98,913,475)
Net unrealized appreciation (depreciation) on investments
and assets and liabilities in foreign currencies	(5,745,525)	(1,346,729)	(7,092,254)
Net Assets	$68,816,274	$73,093,293	$141,909,567

Net Assets	$68,816,274	$73,093,293	$141,909,567
Net Asset Value, offering price and
redemption price per share	$7.88	$9.15
Shares outstanding	8,729,720	7,990,543	16,720,263

Maximum offering price per share	$7.88	$9.15

See accompanying notes which are an integral part of the financial statements

Fidelity Int'l Bond Portfolio: Fidelity Stategic Income

Pro Forma Combining Statement of Assets & Liabilities as of June 30, 2001
(Unaudited)

	Pro Forma		Pro Forma
	Adjustments		Combined
Assets
Investment in securities, at value
- See accompanying schedule	$-		$142,231,821
Cash	-		1,133
Receivable for investments sold	-		1,576,538
Receivable for fund shares sold	-		280,392
Dividends receivable	-		13,777
Interest receivable	-		2,401,652
Other receivables	-		481
Total assets	-		146,505,794

Liabilities
Payable for investments purchased	-		4,021,469
Payable for fund shares redeemed	-		319,950
Distributions payable	-		72,242
Accrued management fee	-		76,549
Other payables and accrued expenses	-		106,017
Total liabilities	-		4,596,227

Net Assets	$-		$141,909,567

Net Assets consist of:
Paid in capital	-		$247,382,789
Distributions in excess of net investment income and undistributed net investment income	-		532,507
Accumulated undistributed net realized gain (loss)
on investments and foreign currency transactions	-		(98,913,475)
Net unrealized appreciation (depreciation) on investments
and assets and liabilities in foreign currencies	-		(7,092,254)
Net Assets	$-		$141,909,567

Net Assets			$141,909,567
Net Asset Value, offering price and
redemption price per share			$9.15
Shares outstanding	(1,208,816)	(a)	15,511,447

Maximum offering price per share			$9.15

See accompanying notes which are an integral part of the financial statements

				International Bond	International Bond
	% of Combined
	Portfolio	Moody's Ratings		Principal Amount	Value (Note 1)
Corporate Bonds				(in USD unless otherwise noted)
Convertible Bonds	0.9%
CONSUMER DISCRETIONARY
Media				International Bond	International Bond
EchoStar Communications Corp. 4.875% 1/1/07		Caa2		0	0
EchoStar Communications Corp. 4.875% 1/1/07		Caa1		0	0
Specialty Retail
Sunglass Hut International, Inc. 5.25% 6/15/03		B3		0	0
FINANCIALS
Diversified Financials
BP Finance PLC (LUKoil) 3% 2/9/06		AA+		32,000	37,960
HEALTH CARE
Health Care Providers & Services
Renal Treatment Centers, Inc. 5.625% 7/15/06		B2		0	0
Total Renal Care Holdings 7% 5/15/09		B2		0	0
INFORMATION TECHNOLOGY
Electronic Equipment & Instruments
Sanmina Corp. 0% 9/12/20		Ba3		0	0
Semiconductor Equipment & Products
Transwitch Corp. 4.5% 9/12/05		B2		0	0

Nonconvertible Bonds	26.0%
CONSUMER DISCRETIONARY
Automobiles
General Motors Corp. euro 1.25% 12/20/04		A2	JPY	150,000,000	1,219,532
Auto Components
Oxford Automotive, Inc. 10.125% 6/15/07		Caa1		0	0
Hotels Restaurants & Leisure
Florida Panthers Holdings, Inc. 9.875% 4/15/09		B2		0	0
Hilton Hotels Corp. 7.625% 5/15/08		Baa3		0	0
HMH Properties, Inc. 7.875% 8/1/05		Ba2		0	0
HMH Properties, Inc. 7.875% 8/1/08		Ba2		0	0
Horseshoe Gaming LLC 8.625% 5/15/09		B2		0	0
ITT Corp. 7.375% 11/15/15		Ba1		0	0
KSL Recreation Group, Inc. 10.25% 5/1/07		B2		0	0
Mandalay Resort Group 9.5% 8/1/08		Ba2		0	0
Mandalay Resort Group 10.25% 8/1/07		Ba3		0	0
MGM Mirage, Inc. 8.5% 9/15/10		Baa3		0	0
MGM Mirage, Inc. 9.75% 6/1/07		Ba2		0	0
Premier Parks, Inc. 9.25% 4/1/06		B3		0	0
Premier Parks, Inc. 9.75% 6/15/07		B3		0	0
Station Casinos, Inc. 8.375% 2/15/08		Ba3		0	0
Station Casinos, Inc. 8.875% 12/1/08		B1		0	0
Sun International Hotels Ltd./Sun		B1		0	0
Tricon Global Restaurants, Inc. 8.875% 4/15/11		Ba1		0	0
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04		Caa1		0	0
Household Durables
Beazer Homes USA, Inc. 8.625% 5/15/11		Ba3		0	0
Beazer Homes USA, Inc. 8.875% 4/1/08		Ba3		0	0
Ryland Group, Inc. 9.125% 6/15/11		B1		0	0
Sealy Mattress Co. 9.875% 12/15/07		B2		0	0
Media
Adelphia Communications Corp.: 9.25% 10/1/02		B2		0	0
Adelphia Communications Corp.: 10.25% 6/15/11		B2		0	0
Adelphia Communications Corp.: 10.875% 10/1/10		B2		0	0
AMC Entertainment, Inc. 9.5% 2/1/11		Caa3		0	0
Callahan Nordrhein Westfalen 0% 7/15/10		B3		0	0
Century Communications Corp. 0% 1/15/08		B2		0	0
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 0% 1/15/10		B2		0	0
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 0% 5/15/11		B2		0	0
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 10% 5/15/11		B2		0	0
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 8.625% 4/1/09		B2		0	0
Cinemark USA, Inc. 9.625% 8/1/08		Caa2		0	0
CSC Holdings, Inc. 10.5% 5/15/16		Ba3		0	0
CSC Holdings, Inc. 9.25% 11/1/05		Ba3		0	0
CSC Holdings, Inc. 9.875% 2/15/13		Ba3		0	0
CSC Holdings, Inc. 9.875% 4/1/23		B1		0	0
CSC Holdings, Inc. 9.875% 5/15/06		Ba3		0	0
Diamond Cable Communications PLC yankee 11.75% 12/15/05		B2		0	0
EchoStar DBS Corp. 9.375% 2/1/09		B1		0	0
Fox Family Worldwide, Inc. 0% 11/1/07		B1		0	0
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07		Ba1		0	0
FrontierVision Holdings LP/FrontierVision		B2		0	0
FrontierVision Holdings LP/FrontierVision		Caa1		0	0
Lamar Media Corp. 9.25% 8/15/07		B1		0	0
Lamar Media Corp. 9.625% 12/1/06		B1		0	0
Nextmedia Operating, Inc. 10.75% 7/1/11		B3		0	0
NTL, Inc. 0% 4/1/08		B3		0	0
NTL, Inc. 10% 2/15/07		B2		0	0
Pegasus Communications Corp. 12.5% 8/1/17		B3		0	0
Pegasus Communications Corp. 9.625% 10/15/05		B3		0	0
Pegasus Communications Corp. 9.75% 12/1/06		B3		0	0
Pegasus Satellite Communication, Inc. 0% 3/1/07		Caa1		0	0
Pegasus Satellite Communication, Inc. 12.375% 8/1/06		B3		0	0
Quebecor Media, Inc. 11.125% 7/15/11		B2		0	0
Radio One, Inc. 8.875% 7/1/11		B3		0	0
Susquehanna Media Co. 8.5% 5/15/09		B1		0	0
Telemundo Holdings, Inc. 0% 8/15/08		B3		0	0
TV Azteca SA de CV euro 10.5% 2/15/07 (Reg. S)		Ba3		25,000	22,875
TV Azteca SA de CV yankee 10.5% 2/15/07		B1		20,000	18,300
Multiline Retail
JCPenney Co., Inc. 6% 5/1/06		Ba2		0	0
JCPenney Co., Inc. 6.125% 11/15/03		Ba2		0	0
JCPenney Co., Inc. 6.9% 8/15/26		Ba2		0	0
JCPenney Co., Inc. 7.375% 6/15/04		Ba2		0	0
JCPenney Co., Inc. 7.375% 8/15/08		Ba2		0	0
JCPenney Co., Inc. 7.4% 4/1/37		Ba2		0	0
JCPenney Co., Inc. 7.6% 4/1/07		Ba2		0	0
JCPenney Co., Inc. 7.95% 4/1/17		Ba2		0	0
Textiles & Apparel
St. John Knits International, Inc. 12.5% 7/1/09		B3		0	0
CONSUMER STAPLES
Food & Drug Retailing
Argyll Group PLC euro 8.125% 10/4/02		BBB+	GBP	250,000	361,445
Rite Aid Corp. 11.25% 7/1/08		Caa2		0	0
Rite Aid Corp. 6.125% 12/15/08		Caa2		0	0
Rite Aid Corp. 6.5% 10/1/03		Caa2		0	0
Rite Aid Corp. 6.875% 8/15/13		Caa2		0	0
Rite Aid Corp. 7.625% 4/15/05		Caa2		0	0
Tesco PLC euro 8.75% 2/20/03		Aa3	GBP	500,000	735,982
Food Products
Del Monte Corp. 9.25% 5/15/11		B3		0	0
Gruma SA de CV yankee 7.625% 10/15/07		Ba2		60,000	52,800
Mastellone Hermanos SA yankee 11.75% 4/1/08		B2		40,000	24,000
ENERGY
Energy Equipment & Services
Lone Star Technologies, Inc. 9% 6/1/11		B1		0	0
Oil & Gas
Chesapeake Energy Corp. 8.125% 4/1/11		B2		0	0
Chesapeake Energy Corp. 8.5% 3/15/12		B2		0	0
Cross Timbers Oil Co. 8.75% 11/1/09		B1		0	0
Cross Timbers Oil Co. 9.25% 4/1/07		B1		0	0
Nuevo Energy Co. 9.375% 10/1/10		B1		0	0
Pemex Proj. Funding Master Trust euro 9.125% 10/13/10 (Reg. S)		Baa3		80,000	84,200
Pemex Project Fund Master Trust 8.5% 2/15/08		Baa3		62,000	63,705
Plains Resources, Inc. 10.25% 3/15/06		B2		0	0
Petroleos Mexicanos 9.25% 3/30/18		Ba2		35,000	36,750
Petroleos Mexicanos 9.5% 9/15/27		Baa3		35,000	37,188
FINANCIALS
Banks
Banco Hipotecario SA 10% 4/17/03 (Reg. S)		B1		25,000	23,250
Banco Nacional de Desenvolvimento Economicoe Social 11.25% 9/20/05		B1		65,000	64,594
Banco Nacional de Desenvolvimento Economicoe Social 12.554% 6/16/08				210,000	191,888
Depfa Bank AG 4.75% 3/20/03		Aaa	EUR	2,200,000	1,879,400
Export Credit Bank of Turkey 11.5% 2/25/05 (Reg. S)		B2		20,000	18,200
Hanvit Bank 12.75% 3/1/10		Ba3		20,000	21,500
Hanvit Bank 12.75% 3/1/10 (Reg. S)		B1		20,000	21,500
Diversified Financials
APP International Finance (Mauritius) Ltd. 0% 7/5/01		B3		345,000	20,700
CanWest Media, Inc. 10.625% 5/15/11		B2		0	0
Cellco Finance NV yankee 12.75% 8/1/05		B3		0	0
Cellco Finance NV yankee 15% 8/1/05		Caa1		0	0
ComEd Financing II 8.5% 1/15/27		Baa3		0	0
Crown Cork & Seal Finance PLC yankee 6.75% 12/15/03		Caa3		0	0
Crown Cork & Seal Finance PLC yankee 7% 12/15/06		Caa3		0	0
Crown Cork & Seal Finance SA yankee 6.75% 12/15/03		Caa3		0	0
Dobson/Sygnet Communications Co. 12.25% 12/15/08		B3		0	0
Ford Motor Credit Co. 5.625% 2/2/04		A2	EUR	500,000	429,930
Ford Motor Credit Co. euro 1.2% 2/7/05		A1	JPY	190,000,000	1,543,217
KFW International Finance, Inc. euro 1.75% 3/23/10		Aaa	JPY	120,000,000	1,032,393
KFW International Finance, Inc. euro 10.625% 9/3/01		Aaa	GBP	250,000	356,491
Mediacom Broadband LLC/Mediacm Broadband Corp. 11% 7/15/13		B2		0	0
PTC International Finance BV yankee 0% 7/1/07		B2		0	0
PTC International Finance II SA yankee 11.25% 12/1/09		B2		0	0
Punch Taverns Finance PLC euro 7.567% 4/15/26		Baa2	GBP	1,000,000	1,324,060
Sealed Air Finance euro 5.625% 7/19/06		Baa3	EUR	750,000	563,603
SESI LLC 8.875% 5/15/11		B1		0	0
Real Estate
LNR Property Corp. 10.5% 1/15/09		B1		0	0
Meditrust Corp. 7.82% 9/10/26		Ba3		0	0
WCI Communities, Inc. 10.625% 2/15/11		B1		0	0
HEALTH CARE
Health Care Equipment & Supplies
Boston Scientific Corp. 6.625% 3/15/05		Baa3		0	0
Health Care Providers & Services
Columbia/HCA Healthcare Corp. 7.15% 3/30/04		Ba1		0	0
DaVita, Inc. 9.25% 4/15/11		B2		0	0
Stewart Enterprises, Inc. 10.75% 7/1/08		B2		0	0
Tenet Healthcare Corp. 8.125% 12/1/08		Ba3		0	0
Triad Hospitals, Inc. 8.75% 5/1/09		B1		0	0
Unilab Corp. 12.75% 10/1/09		B3		0	0
INDUSTRIALS
Aerospace & Defense
Alliant Techsystems, Inc. 8.5% 5/15/11		B2		0	0
Commercial Services & Supplies
Browning-Ferris Industries, Inc. 7.4% 9/15/35		Ba3		0	0
Browning-Ferris Industries, Inc. 9.25% 5/1/21		Ba3		0	0
Iron Mountain, Inc. 8.25% 7/1/11		B2		0	0
Iron Mountain, Inc. 8.625% 4/1/13		B2		0	0
Pierce Leahy Command Co. yankee 8.125% 5/15/08		B2		0	0
Pierce Leahy Corp. 9.125% 7/15/07		B2		0	0
Machinery
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09		B3		0	0
Marine
Teekay Shipping Corp. 8.875% 7/15/11		Ba2		0	0
Road & Rail
TFM SA de CV yankee 0% 6/15/09		B1		50,000	42,500
INFORMATION TECHNOLOGY
Communications Equipment
Spectrasite Holdings, Inc. 0% 3/15/10		B3		0	0
MATERIALS
Chemicals
Avecia Group PLC yankee 11% 7/1/09		B2		0	0
Huntsman Corp. 9.5% 7/1/07		Caa1		0	0
IMC Global, Inc. 7.4% 11/1/02		Ba2		0	0
Containers & Packaging
Applied Extrusion Technologies, Inc. 10.75% 7/1/11		B2		0	0
Crown Cork & Seal, Inc. 6.75% 4/15/03		Caa3		0	0
Crown Cork & Seal, Inc. 7.125% 9/1/02		Caa3		0	0
Crown Cork & Seal, Inc. 7.375% 12/15/26		Caa3		0	0
Crown Cork & Seal, Inc. 8% 4/15/23		Caa3		0	0
Crown Cork & Seal, Inc. 8.375% 1/15/05		Caa3		0	0
Gaylord Container Corp. 9.375% 6/15/07		Caa1		0	0
Gaylord Container Corp. 9.75% 6/15/07		Caa1		0	0
Packaging Corp. of America 9.625% 4/1/09		B1		0	0
Metals & Mining
Century Aluminum Co. 11.75% 4/15/08		Ba3		0	0
P&L Coal Holdings Corp. 8.875% 5/15/08		Ba3		0	0
P&L Coal Holdings Corp. 9.625% 5/15/08		B2		0	0
Phelps Dodge Corp. 8.75% 6/1/11		Baa2		0	0
Paper & Forest Products
APP China Group Ltd. 14% 3/15/10		Caa3		75,000	4,875
APP China Group Ltd. 14% 3/15/10 (Reg. S)		Caa3		135,000	8,775
Indah Kiat Finance Mauritius Ltd. 10% 7/1/07		Caa1		60,000	12,300
Riverwood International Corp. 10.625% 8/1/07		B3		0	0
TELECOMMUNICATION SERVICES
Diversified Telecommunication Services
Alestra SA de RL de CV yankee 12.125% 5/15/06		B2		75,000	67,688
Comunicacion Celular SA 14.125% 3/1/05		B3		30,000	27,300
Intermedia Communications, Inc. 0% 3/1/09		B3		0	0
Intermedia Communications, Inc. 0% 7/15/07		B2		0	0
Intermedia Communications, Inc. 8.5% 1/15/08		B2		0	0
Intermedia Communications, Inc. 8.875% 11/1/07		B2		0	0
McCaw International Ltd. 0% 4/15/07		Caa1		0	0
Nextel International, Inc. 12.75% 8/1/10		Caa1		0	0
NTL Communications Corp. 0% 10/1/08		B3		0	0
NTL Communications Corp. 11.5% 10/1/08		B3		0	0
Philippine Long Distance Telephone Co. 10.5% 4/15/09		Ba2		20,000	18,600
Telefonos de Mexico SA de CV 8.25% 1/26/06		Baa3		70,000	72,100
Tritel PCS, Inc. 0% 5/15/09		B3		0	0
Triton PCS, Inc. 0% 5/1/08		B3		0	0
Wireless Telecommunication Services
Echostar Broadband Corp. 10.375% 10/1/07		B1		0	0
Grupo Iusacell SA de CV yankee 14.25% 12/1/06		B1		45,000	47,869
Horizon PCS, Inc. 0% 10/1/10		Caa1		0	0
Millicom International Cellular SA yankee 13.5% 6/1/06		Caa1		0	0
Nextel Communications, Inc. 0% 9/15/07		B1		0	0
Nextel Communications, Inc. 0% 2/15/08		B1		0	0
Nextel Communications, Inc. 12% 11/1/08		B1		0	0
Occidente Y Caribe Celular SA yankee 14% 3/15/04		B3		40,000	36,400
Orange PLC yankee 9% 6/1/09		A3		0	0
TeleCorp PCS, Inc. 0% 4/15/09		B3		0	0
VoiceStream Wireless Corp. 0% 11/15/09		Baa1		0	0
VoiceStream Wireless Corp. 10.375% 11/15/09		Baa1		0	0
UTILITIES
Electric Utilities
AES Corp. 9.375% 9/15/10		Ba1		0	0
AES Corp. 9.5% 6/1/09		Ba1		0	0
CMS Energy Corp. 8.375% 7/1/03		Ba3		0	0
CMS Energy Corp. 9.875% 10/15/07		Ba3		0	0
Pacific Gas & Electric Co. 6.75% 10/1/23		B3		0	0
Pacific Gas & Electric Co. 7.05% 3/1/24		B3		0	0
Pacific Gas & Electric Co. 7.875% 3/1/02		B3		0	0
Multi-Utilities
PG&E National Energy Group, Inc. 10.375% 5/16/11		Baa2		0	0

Foreign Government and Government Agency Obligations	53.0%
Arab Republic of Egypt 7.625% 7/11/06		Ba1		205,000	204,244
Arab Republic of Egypt 8.75% 7/11/11		NR		140,000	139,833
Argentinian Republic 11% 10/9/06		B1		95,000	79,444
Argentinian Republic 11.375% 1/30/17		B1		160,000	119,600
Argentinian Republic 11.75% 5/15/06		B1		145,000	122,525
Argentinian Republic 11.75% 6/15/15		B1		79,000	59,843
Argentinian Republic 12% 6/19/31		B1		340,000	242,250
Argentinian Republic 12.25% 6/19/18		B1		317,354	226,908
Argentinian Republic 12.375% 2/21/12		B1		252,000	198,450
Argentinian Republic 7% 12/19/08		B1		195,000	147,713
Argentinian Republic 8.375% 12/20/03		B1		45,000	38,700
Argentinian Republic 9.75% 9/19/27		B1		210,000	139,650
Argentinian Republic BOCON 5.3738% 4/1/07		B2		72,125	51,491
Argentinian Republic Brady floating rate bond 5.5625% 3/31/05		B2		115,200	93,816
Argentinian Republic Brady par L-GP 6% 3/31/23		B2		170,000	108,800
Argentinian Republic Series BT06, 11.25% 5/24/04		B1		115,000	101,200
Argentinian Republic Series BT07, 11.75% 5/21/03		B1		180,000	162,900
Argentinian Republic Series BT08, 12.125% 5/21/05		B1		175,000	154,000
Brazilian Federative Republic 11% 8/17/40		B1		360,000	266,580
Brazilian Federative Republic 11.25% 7/26/07		B1		140,000	135,100
Brazilian Federative Republic 12.75% 1/15/20		B1		75,000	67,125
Brazilian Federative Republic 14.5% 10/15/09		B1		225,000	232,988
Brazilian Federative Republic 7.625% 4/15/06		B1		52,000	46,280
Brazilian Federative Republic 8.875% 4/15/24		B1		640,000	412,800
Brazilian Federative Republic Brady capitalization bond 8% 4/15/14		B1		119,446	88,539
Brazilian Federative Republic Brady debt conversion bond 5.5% 4/15/12		B1		425,000	301,219
Brazilian Federative Republic Brady par Z-L 6% 4/15/24		B1		160,000	106,400
Brazilian Federative Republic euro 11.625% 4/15/04		B1		155,000	157,790
Bulgarian Republic Brady discount A 7.75% 7/18/24		B2		50,000	39,375
Bulgarian Republic Brady FLIRB A, 3% 7/28/12		B2		300,000	243,375
Bulgarian Republic Brady interest arrears bond 7.75% 7/28/11		B2		50,000	39,375
Canadian Government 1.9% 3/23/09		Aa1	JPY	80,000,000	698,525
Canadian Government 10% 5/1/02		Aa1	CAD	2,250,000	1,550,732
Canadian Government 7% 12/1/06		Aa1	CAD	1,450,000	1,013,755
Canadian Government 9% 6/1/25		Aa1	CAD	3,450,000	3,074,647
Central Bank of Nigeria Brady 6.25% 11/15/20		NR		250,000	160,625
Central Bank of Nigeria promissory note 5.092% 1/5/10		NR		274,037	184,630
City of St. Petersburg Russia 9.5% 6/18/02 (Reg. S)		Caa1		57,000	57,285
Colombian Republic 10.5% 6/13/06		Ba2		20,000	20,600
Colombian Republic 11.75% 2/25/20		Ba2		160,000	153,200
Colombian Republic 7.625% 2/15/07		Ba2		50,000	45,625
Colombian Republic 8.625% 4/1/08		Ba2		80,000	74,600
Colombian Republic 9.75% 4/23/09		Ba2		113,000	107,915
Ecuador Republic 12% 11/15/12		Caa2		56,000	39,340
Ecuador Republic 12% 11/15/12 (Reg. S)		Caa2		210,000	147,525
Ecuador Republic 4% 8/15/30		Caa2		179,000	77,418
Ecuador Republic 4% 8/15/30 (Reg. S)		Caa2		405,000	175,163
European Investment Bank euro 6% 12/7/28		Aaa	GBP	600,000	897,615
French Government OAT 7.25%, 4/25/06		Aaa	EUR	4,000,000	3,767,466
Germany Federal Republic 3.75% 1/4/09		Aaa	EUR	2,300,000	1,805,570
Germany Federal Republic 4.5% 3/15/02		Aaa	EUR	2,800,000	2,381,021
Germany Federal Republic 4.5% 5/17/02		Aaa	EUR	0	0
Germany Federal Republic 5% 2/17/06		Aaa	EUR	500,000	431,512
Germany Federal Republic 5% 8/19/05		Aaa	EUR	1,000,000	863,362
Germany Federal Republic 5.5% 1/4/31		Aaa	EUR	600,000	495,793
Germany Federal Republic 6% 1/4/07		Aaa	EUR	200,000	180,676
Germany Federal Republic 8% 7/22/02		Aaa	EUR	0	0
Germany Federal Republic Series 134, 4.25% 2/18/05		Aaa	EUR	2,200,000	1,854,728
Germany Federal Republic Series 96, 6.25% 4/26/06		Aaa	EUR	3,450,000	3,141,574
Italian Republic 3.75% 6/8/05		Aa3	JPY	100,000,000	912,139
Italian Republic 6% 11/1/07		Aa3	EUR	1,900,000	1,697,373
Italian Republic 6% 5/1/31		Aa3	EUR	670,000	569,004
Ivory Coast Brady FLIRB A, 1.9% 3/29/18		NR	FRF	655,000	13,576
Ivory Coast FLIRB 2% 3/30/18 (Reg. S)		NR		90,000	14,850
Jamaican Government 11.75% 5/15/11		Ba3		50,000	52,625
Malaysian Government 7.5% 7/15/11		Baa2		65,000	64,102
Oblast Nizhniy Novgorod 8.75% 4/3/05 (Reg. S)		Ca		111,156	81,144
Ontario Province 9% 9/15/04		Aa3	CAD	4,000,000	2,899,049
Pakistani Republic 10% 12/13/05		Caa1		45,000	35,325
Pakistani Republic 10% 12/13/05 (Reg. S)		Caa1		100,000	78,500
Panamanian Republic 10.75% 5/15/20		Ba1		45,000	47,700
Panamanian Republic 8.875% 9/30/27		Ba1		55,000	50,188
Panamanian Republic 9.625% 2/8/11		Ba1		35,000	35,569
Panamanian Republic euro Brady interest reduction bond 4.5% 7/17/14		Ba1		140,000	123,550
Peruvian Republic Brady past due interest 4.5% 3/7/17		Ba3		195,000	134,550
Peruvian Republic euro Brady FLIRB 4% 3/7/17		Ba3		190,000	118,513
Philippine Government 10.625% 3/16/25		Ba1		65,000	59,150
Philippine Government 9.5% 10/21/24		Ba1		95,000	93,456
Philippine Government 9.875% 1/15/19		Ba1		160,000	139,600
Philippine Government 9.875% 3/16/10		Ba1		35,000	34,388
Russian Federation 10% 6/26/07		B3		367,000	326,171
Russian Federation 11% 7/24/18 (Reg. S)		B3		184,000	160,310
Russian Federation 11.75% 6/10/03 (Reg. S)		B3		176,000	180,928
Russian Federation 12.75% 6/24/28 (Reg. S)		B3		396,000	391,545
Russian Federation 5% 3/31/30		B3		911,875	432,001
Russian Federation 5% 3/31/30 (Reg. S)		B3		895,000	424,006
Russian Federation 8.25% 3/31/10		B3		55,000	42,350
Russian Federation 8.25% 3/31/10		B3		132,493	102,020
Russian Federation 8.75% 7/24/05 (Reg. S)		B3		205,000	188,344
Russian Federation Ministry of Finance 3% 5/14/08		Caa3		45,000	23,006
Russian Federation Ministry of Finance 3% 5/14/03		Caa3		40,000	32,950
Russian Federation Ministry of Finance 3% 5/14/06		Caa3		40,000	24,700
Spanish Kingdom 5.4% 7/30/11		Aa2	EUR	3,250,000	2,747,946
Spanish Kingdom 6% 1/31/29		Aa2	EUR	2,350,000	2,010,536
Treuhandanstalt 7.5% 9/9/04		Aaa	EUR	1,500,000	1,385,400
Turkish Republic 11.75% 6/15/10		B1		231,000	202,125
Turkish Republic 11.875% 1/15/30		B1		155,000	129,425
Turkish Republic 11.875% 11/5/04		B1		35,000	34,738
Turkish Republic 12% 12/15/08		B1		70,000	70,525
Turkish Republic 12.375% 6/15/09		B1		235,000	215,613
Ukraine Government 11% 3/15/07 (Reg. S)		Caa1		193,030	149,367
United Kingdom, Great Britain & Northern Irelamd 8% 12/7/15		Aaa	GBP	0	0
United Kingdom, Great Britain & Northern Ireland 5% 6/7/04		Aaa	GBP	300,000	418,703
United Kingdom, Great Britain & Northern Ireland 6.25% 11/25/10		Aaa	GBP	310,000	468,243
United Kingdom, Great Britain & Northern Ireland 7.5% 12/7/06		Aaa	GBP	1,610,000	2,490,178
United Kingdom, Great Britain & Northern Ireland 8% 12/7/15		Aaa	GBP	460,000	827,043
United Kingdom, Great Britain & Northern Ireland 8.75% 8/25/17		Aaa	GBP	480,000	933,791
United Kingdom, Great Britain & Northern Ireland 9.75% 8/27/02		Aaa	GBP	0	0
United Mexican States 11.375% 9/15/16		Baa3		309,000	373,118
United Mexican States 8.125% 12/30/19		Baa3		530,000	500,850
United Mexican States 8.375% 1/14/11		Baa3		490,000	493,185
Venezuelan Republic 13.625% 8/15/18		B2		60,000	58,350
Venezuelan Republic 13.625% 8/15/18		B2		50,000	48,625
Venezuelan Republic 9.25% 9/15/27		B2		203,000	140,578
Venezuelan Republic euro Brady debt conversion bond 7.875% 12/18/07		B2		154,760	129,128
Venezuelan Republic euro Brady par W-A 6.75% 3/31/20		B2		250,000	188,906
Venezuelan Republic oil recovery rights 4/15/20 (amounts in shares)		ZZ1		1,250	0

Supranational Obligations
International Bank for Reconstruction & Development 2% 2/18/08		Aaa	JPY	180,000,000	1,579,618
International Bank for Reconstruction & Development 4.75% 12/20/04		Aaa	JPY	200,000,000	1,856,251

Common Stocks	0.0%
CONSUMER DISCRETIONARY
Media				Shares
NTL, Inc. warrants 10/14/08				0	0
FINANCIALS
Banks
Central Bank of Nigeria warrants 11/15/20				250	0
TELECOMMUNICATION SERVICES
Wireless Telecommunication Services
Horizon PCS, Inc. warrants 10/1/10				0	0

Preferred Stocks	0.9%
Convertible Preferred Stocks
TELECOMMUNICATION SERVICES
Diversified Telecommunication Services
Earthwatch, Inc. Series C, $0.2975 pay-in-kind				0	0
Nonconvertible Preferred Stocks
CONSUMER DISCRETIONARY
Media
CSC Holdings, Inc. Series H, $11.75 pay-in-kind				0	0
INFORMATION TECHNOLOGY
Communications Equipment
Crown Castle International Corp. $127.50 pay-in-kind				0	0
TELECOMMUNICATION SERVICES
Diversified Telecommunication Services
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind				0	0
Intermedia Communications, Inc. Series B, $135.00 pay in kind				0	0
Wireless Telecommunication Services
Dobson Communications Corp. $122.50 pay-in-kind				0	0
Dobson Communications Corp. $130.00 pay-in-kind				0	0
Nextel Communications, Inc. Series D, $130.00 pay-in-kind				0	0
Nextel Communications, Inc. Series E, $111.25 pay-in-kind				0	0

Sovereign Loan Participations	0.1%			Principal Amount
Algerian Republic loan participation Series 1 - Deutsche Bank 5.8125% 9/4/06		NR		12,692	11,042
Algerian Republic loan participation Series 1 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 9/4/06		NR		15,769	13,719
Algerian Republic loan participation Series 3 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 3/4/10		NR		45,011	36,908

U.S. Government and Government Agency Obligations	14.8%
U.S. Government Agency Obligations
Fannie Mae 5.5% 5/2/06		AA-		0	0
Fannie Mae 6.25% 2/1/11		Aa2		0	0
Freddie Mac 5.875% 3/21/11		Aa2		0	0
U.S. Treasury Obligations
U.S. Treasury Bonds 8.875% 8/15/17		Aaa		0	0
U.S. Treasury Bonds 9% 11/15/18		Aaa		0	0
U.S. Treasury Bonds 11.25% 2/15/15		Aaa		0	0
U.S. Treasury Notes 4.25% 5/31/03		Aaa		0	0
U.S. Treasury Notes 7% 7/15/06		Aaa		0	0

Cash Equivalents	4.6%			Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations)				4,132,372.05	4,131,000

Total Investment Portfolio	100.3%			(Cost $75,377,007)	69,680,670

Net Other Assets	-0.3%				-864,396

Net Assets	100.0%				68,816,274

				Strategic Income	Strategic Income
	% of Combined
	Portfolio	Moody's Ratings		Principal Amount	Value (Note 1)
Corporate Bonds
Convertible Bonds	0.9%
CONSUMER DISCRETIONARY
Media				Strategic Income	Strategic Income
EchoStar Communications Corp. 4.875% 1/1/07		Caa2		80,000	77,000
EchoStar Communications Corp. 4.875% 1/1/07		Caa1		295,000	283,938
Specialty Retail
Sunglass Hut International, Inc. 5.25% 6/15/03		B3		70,000	65,100
FINANCIALS
Diversified Financials
BP Finance PLC (LUKoil) 3% 2/9/06		AA+		27,000	32,029
HEALTH CARE
Health Care Providers & Services
Renal Treatment Centers, Inc. 5.625% 7/15/06		B2		300,000	305,250
Total Renal Care Holdings 7% 5/15/09		B2		265,000	251,088
INFORMATION TECHNOLOGY
Electronic Equipment & Instruments
Sanmina Corp. 0% 9/12/20		Ba3		520,000	186,550
Semiconductor Equipment & Products
Transwitch Corp. 4.5% 9/12/05		B2		140,000	98,175

Nonconvertible Bonds	26.0%
CONSUMER DISCRETIONARY
Automobiles
General Motors Corp. euro 1.25% 12/20/04		A2	JPY	0	0
Auto Components
Oxford Automotive, Inc. 10.125% 6/15/07		Caa1		50,000	30,500
Hotels Restaurants & Leisure
Florida Panthers Holdings, Inc. 9.875% 4/15/09		B2		420,000	428,400
Hilton Hotels Corp. 7.625% 5/15/08		Baa3		250,000	242,141
HMH Properties, Inc. 7.875% 8/1/05		Ba2		230,000	224,250
HMH Properties, Inc. 7.875% 8/1/08		Ba2		125,000	117,500
Horseshoe Gaming LLC 8.625% 5/15/09		B2		260,000	261,300
ITT Corp. 7.375% 11/15/15		Ba1		225,000	205,313
KSL Recreation Group, Inc. 10.25% 5/1/07		B2		125,000	126,250
Mandalay Resort Group 9.5% 8/1/08		Ba2		25,000	26,125
Mandalay Resort Group 10.25% 8/1/07		Ba3		115,000	120,175
MGM Mirage, Inc. 8.5% 9/15/10		Baa3		15,000	15,648
MGM Mirage, Inc. 9.75% 6/1/07		Ba2		285,000	304,238
Premier Parks, Inc. 9.25% 4/1/06		B3		120,000	120,000
Premier Parks, Inc. 9.75% 6/15/07		B3		185,000	187,313
Station Casinos, Inc. 8.375% 2/15/08		Ba3		285,000	286,425
Station Casinos, Inc. 8.875% 12/1/08		B1		130,000	130,975
Sun International Hotels Ltd./Sun		B1		175,000	175,656
Tricon Global Restaurants, Inc. 8.875% 4/15/11		Ba1		160,000	163,200
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04		Caa1		290,000	310,300
Household Durables
Beazer Homes USA, Inc. 8.625% 5/15/11		Ba3		210,000	208,950
Beazer Homes USA, Inc. 8.875% 4/1/08		Ba3		30,000	30,150
Ryland Group, Inc. 9.125% 6/15/11		B1		110,000	108,900
Sealy Mattress Co. 9.875% 12/15/07		B2		60,000	58,800
Media
Adelphia Communications Corp.: 9.25% 10/1/02		B2		125,000	125,313
Adelphia Communications Corp.: 10.25% 6/15/11		B2		150,000	147,000
Adelphia Communications Corp.: 10.875% 10/1/10		B2		310,000	313,100
AMC Entertainment, Inc. 9.5% 2/1/11		Caa3		155,000	137,950
Callahan Nordrhein Westfalen 0% 7/15/10		B3		60,000	21,000
Century Communications Corp. 0% 1/15/08		B2		260,000	123,500
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 0% 1/15/10		B2		490,000	328,300
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 0% 5/15/11		B2		260,000	148,200
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 10% 5/15/11		B2		140,000	141,400
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 8.625% 4/1/09		B2		390,000	367,575
Cinemark USA, Inc. 9.625% 8/1/08		Caa2		125,000	107,500
CSC Holdings, Inc. 10.5% 5/15/16		Ba3		75,000	83,250
CSC Holdings, Inc. 9.25% 11/1/05		Ba3		20,000	20,500
CSC Holdings, Inc. 9.875% 2/15/13		Ba3		800,000	854,000
CSC Holdings, Inc. 9.875% 4/1/23		B1		120,000	128,400
CSC Holdings, Inc. 9.875% 5/15/06		Ba3		60,000	62,700
Diamond Cable Communications PLC yankee 11.75% 12/15/05		B2		100,000	67,000
EchoStar DBS Corp. 9.375% 2/1/09		B1		690,000	679,650
Fox Family Worldwide, Inc. 0% 11/1/07		B1		255,000	225,675
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07		Ba1		30,000	28,350
FrontierVision Holdings LP/FrontierVision		B2		55,000	56,238
FrontierVision Holdings LP/FrontierVision		Caa1		50,000	51,250
Lamar Media Corp. 9.25% 8/15/07		B1		156,000	161,070
Lamar Media Corp. 9.625% 12/1/06		B1		75,000	79,125
Nextmedia Operating, Inc. 10.75% 7/1/11		B3		170,000	170,000
NTL, Inc. 0% 4/1/08		B3		30,000	13,800
NTL, Inc. 10% 2/15/07		B2		40,000	26,000
Pegasus Communications Corp. 12.5% 8/1/17		B3		75,000	75,750
Pegasus Communications Corp. 9.625% 10/15/05		B3		40,000	35,600
Pegasus Communications Corp. 9.75% 12/1/06		B3		25,000	22,250
Pegasus Satellite Communication, Inc. 0% 3/1/07		Caa1		320,000	185,600
Pegasus Satellite Communication, Inc. 12.375% 8/1/06		B3		25,000	22,875
Quebecor Media, Inc. 11.125% 7/15/11		B2		320,000	319,200
Radio One, Inc. 8.875% 7/1/11		B3		430,000	430,000
Susquehanna Media Co. 8.5% 5/15/09		B1		20,000	20,300
Telemundo Holdings, Inc. 0% 8/15/08		B3		525,000	404,250
TV Azteca SA de CV euro 10.5% 2/15/07 (Reg. S)		Ba3		25,000	22,875
TV Azteca SA de CV yankee 10.5% 2/15/07		B1		15,000	13,725
Multiline Retail
JCPenney Co., Inc. 6% 5/1/06		Ba2		40,000	33,200
JCPenney Co., Inc. 6.125% 11/15/03		Ba2		15,000	14,250
JCPenney Co., Inc. 6.9% 8/15/26		Ba2		110,000	105,600
JCPenney Co., Inc. 7.375% 6/15/04		Ba2		45,000	42,975
JCPenney Co., Inc. 7.375% 8/15/08		Ba2		15,000	13,350
JCPenney Co., Inc. 7.4% 4/1/37		Ba2		45,000	41,400
JCPenney Co., Inc. 7.6% 4/1/07		Ba2		15,000	13,875
JCPenney Co., Inc. 7.95% 4/1/17		Ba2		25,000	20,250
Textiles & Apparel
St. John Knits International, Inc. 12.5% 7/1/09		B3		10,000	10,000
CONSUMER STAPLES
Food & Drug Retailing
Argyll Group PLC euro 8.125% 10/4/02		BBB+	GBP	0	0
Rite Aid Corp. 11.25% 7/1/08		Caa2		280,000	282,100
Rite Aid Corp. 6.125% 12/15/08		Caa2		140,000	106,400
Rite Aid Corp. 6.5% 10/1/03		Caa2		30,000	28,500
Rite Aid Corp. 6.875% 8/15/13		Caa2		90,000	66,600
Rite Aid Corp. 7.625% 4/15/05		Caa2		175,000	152,250
Tesco PLC euro 8.75% 2/20/03		Aa3	GBP	0	0
Food Products
Del Monte Corp. 9.25% 5/15/11		B3		170,000	171,700
Gruma SA de CV yankee 7.625% 10/15/07		Ba2		50,000	44,000
Mastellone Hermanos SA yankee 11.75% 4/1/08		B2		40,000	24,000
ENERGY
Energy Equipment & Services
Lone Star Technologies, Inc. 9% 6/1/11		B1		30,000	28,800
Oil & Gas
Chesapeake Energy Corp. 8.125% 4/1/11		B2		540,000	504,900
Chesapeake Energy Corp. 8.5% 3/15/12		B2		90,000	88,200
Cross Timbers Oil Co. 8.75% 11/1/09		B1		120,000	122,400
Cross Timbers Oil Co. 9.25% 4/1/07		B1		65,000	66,950
Nuevo Energy Co. 9.375% 10/1/10		B1		175,000	173,250
Pemex Proj. Funding Master Trust euro 9.125% 10/13/10 (Reg. S)		Baa3		70,000	73,675
Pemex Project Fund Master Trust 8.5% 2/15/08		Baa3		67,000	68,843
Plains Resources, Inc. 10.25% 3/15/06		B2		195,000	200,850
Petroleos Mexicanos 9.25% 3/30/18		Ba2		35,000	36,750
Petroleos Mexicanos 9.5% 9/15/27		Baa3		35,000	37,188
FINANCIALS
Banks
Banco Hipotecario SA 10% 4/17/03 (Reg. S)		B1		20,000	18,600
Banco Nacional de Desenvolvimento Economicoe Social 11.25% 9/20/05		B1		0	0
Banco Nacional de Desenvolvimento Economicoe Social 12.554% 6/16/08				0	0
Depfa Bank AG 4.75% 3/20/03		Aaa	EUR	0	0
Export Credit Bank of Turkey 11.5% 2/25/05 (Reg. S)		B2		20,000	18,200
Hanvit Bank 12.75% 3/1/10		Ba3		15,000	16,125
Hanvit Bank 12.75% 3/1/10 (Reg. S)		B1		15,000	16,125
Diversified Financials
APP International Finance (Mauritius) Ltd. 0% 7/5/01		B3		270,000	16,200
CanWest Media, Inc. 10.625% 5/15/11		B2		60,000	60,750
Cellco Finance NV yankee 12.75% 8/1/05		B3		200,000	160,000
Cellco Finance NV yankee 15% 8/1/05		Caa1		100,000	84,000
ComEd Financing II 8.5% 1/15/27		Baa3		185,000	180,505
Crown Cork & Seal Finance PLC yankee 6.75% 12/15/03		Caa3		50,000	22,250
Crown Cork & Seal Finance PLC yankee 7% 12/15/06		Caa3		10,000	3,900
Crown Cork & Seal Finance SA yankee 6.75% 12/15/03		Caa3		50,000	22,500
Dobson/Sygnet Communications Co. 12.25% 12/15/08		B3		115,000	116,150
Ford Motor Credit Co. 5.625% 2/2/04		A2	EUR	0	0
Ford Motor Credit Co. euro 1.2% 2/7/05		A1	JPY	0	0
KFW International Finance, Inc. euro 1.75% 3/23/10		Aaa	JPY	45,000,000	387,147
KFW International Finance, Inc. euro 10.625% 9/3/01		Aaa	GBP	0	0
Mediacom Broadband LLC/Mediacm Broadband Corp. 11% 7/15/13		B2		130,000	132,600
PTC International Finance BV yankee 0% 7/1/07		B2		305,000	259,250
PTC International Finance II SA yankee 11.25% 12/1/09		B2		230,000	239,200
Punch Taverns Finance PLC euro 7.567% 4/15/26		Baa2	GBP	0	0
Sealed Air Finance euro 5.625% 7/19/06		Baa3	EUR	0	0
SESI LLC 8.875% 5/15/11		B1		250,000	247,500
Real Estate
LNR Property Corp. 10.5% 1/15/09		B1		325,000	325,000
Meditrust Corp. 7.82% 9/10/26		Ba3		195,000	187,200
WCI Communities, Inc. 10.625% 2/15/11		B1		315,000	328,388
HEALTH CARE
Health Care Equipment & Supplies
Boston Scientific Corp. 6.625% 3/15/05		Baa3		60,000	56,700
Health Care Providers & Services
Columbia/HCA Healthcare Corp. 7.15% 3/30/04		Ba1		50,000	49,940
DaVita, Inc. 9.25% 4/15/11		B2		90,000	92,250
Stewart Enterprises, Inc. 10.75% 7/1/08		B2		170,000	175,100
Tenet Healthcare Corp. 8.125% 12/1/08		Ba3		95,000	97,375
Triad Hospitals, Inc. 8.75% 5/1/09		B1		220,000	224,950
Unilab Corp. 12.75% 10/1/09		B3		160,000	185,600
INDUSTRIALS
Aerospace & Defense
Alliant Techsystems, Inc. 8.5% 5/15/11		B2		350,000	353,500
Commercial Services & Supplies
Browning-Ferris Industries, Inc. 7.4% 9/15/35		Ba3		220,000	176,000
Browning-Ferris Industries, Inc. 9.25% 5/1/21		Ba3		250,000	241,250
Iron Mountain, Inc. 8.25% 7/1/11		B2		30,000	29,925
Iron Mountain, Inc. 8.625% 4/1/13		B2		115,000	115,000
Pierce Leahy Command Co. yankee 8.125% 5/15/08		B2		47,000	46,765
Pierce Leahy Corp. 9.125% 7/15/07		B2		65,000	67,275
Machinery
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09		B3		60,000	63,600
Marine
Teekay Shipping Corp. 8.875% 7/15/11		Ba2		285,000	289,275
Road & Rail
TFM SA de CV yankee 0% 6/15/09		B1		785,000	667,250
INFORMATION TECHNOLOGY
Communications Equipment
Spectrasite Holdings, Inc. 0% 3/15/10		B3		500,000	200,000
MATERIALS
Chemicals
Avecia Group PLC yankee 11% 7/1/09		B2		250,000	248,750
Huntsman Corp. 9.5% 7/1/07		Caa1		190,000	117,800
IMC Global, Inc. 7.4% 11/1/02		Ba2		50,000	47,375
Containers & Packaging
Applied Extrusion Technologies, Inc. 10.75% 7/1/11		B2		40,000	40,200
Crown Cork & Seal, Inc. 6.75% 4/15/03		Caa3		20,000	9,600
Crown Cork & Seal, Inc. 7.125% 9/1/02		Caa3		110,000	63,250
Crown Cork & Seal, Inc. 7.375% 12/15/26		Caa3		45,000	16,650
Crown Cork & Seal, Inc. 8% 4/15/23		Caa3		20,000	7,400
Crown Cork & Seal, Inc. 8.375% 1/15/05		Caa3		60,000	24,000
Gaylord Container Corp. 9.375% 6/15/07		Caa1		100,000	63,000
Gaylord Container Corp. 9.75% 6/15/07		Caa1		165,000	103,950
Packaging Corp. of America 9.625% 4/1/09		B1		205,000	217,300
Metals & Mining
Century Aluminum Co. 11.75% 4/15/08		Ba3		15,000	15,750
P&L Coal Holdings Corp. 8.875% 5/15/08		Ba3		41,000	42,743
P&L Coal Holdings Corp. 9.625% 5/15/08		B2		24,000	25,200
Phelps Dodge Corp. 8.75% 6/1/11		Baa2		425,000	419,263
Paper & Forest Products
APP China Group Ltd. 14% 3/15/10		Caa3		60,000	3,900
APP China Group Ltd. 14% 3/15/10 (Reg. S)		Caa3		115,000	7,475
Indah Kiat Finance Mauritius Ltd. 10% 7/1/07		Caa1		60,000	12,300
Riverwood International Corp. 10.625% 8/1/07		B3		140,000	143,500
TELECOMMUNICATION SERVICES
Diversified Telecommunication Services
Alestra SA de RL de CV yankee 12.125% 5/15/06		B2		75,000	67,688
Comunicacion Celular SA 14.125% 3/1/05		B3		30,000	27,300
Intermedia Communications, Inc. 0% 3/1/09		B3		165,000	120,450
Intermedia Communications, Inc. 0% 7/15/07		B2		125,000	110,313
Intermedia Communications, Inc. 8.5% 1/15/08		B2		150,000	146,250
Intermedia Communications, Inc. 8.875% 11/1/07		B2		15,000	14,625
McCaw International Ltd. 0% 4/15/07		Caa1		110,000	30,800
Nextel International, Inc. 12.75% 8/1/10		Caa1		95,000	29,450
NTL Communications Corp. 0% 10/1/08		B3		640,000	275,200
NTL Communications Corp. 11.5% 10/1/08		B3		65,000	42,900
Philippine Long Distance Telephone Co. 10.5% 4/15/09		Ba2		20,000	18,600
Telefonos de Mexico SA de CV 8.25% 1/26/06		Baa3		60,000	61,800
Tritel PCS, Inc. 0% 5/15/09		B3		790,000	481,900
Triton PCS, Inc. 0% 5/1/08		B3		815,000	643,850
Wireless Telecommunication Services
Echostar Broadband Corp. 10.375% 10/1/07		B1		635,000	631,825
Grupo Iusacell SA de CV yankee 14.25% 12/1/06		B1		35,000	37,231
Horizon PCS, Inc. 0% 10/1/10		Caa1		120,000	45,600
Millicom International Cellular SA yankee 13.5% 6/1/06		Caa1		240,000	208,800
Nextel Communications, Inc. 0% 9/15/07		B1		20,000	13,600
Nextel Communications, Inc. 0% 2/15/08		B1		855,000	555,750
Nextel Communications, Inc. 12% 11/1/08		B1		90,000	79,200
Occidente Y Caribe Celular SA yankee 14% 3/15/04		B3		40,000	36,400
Orange PLC yankee 9% 6/1/09		A3		160,000	166,400
TeleCorp PCS, Inc. 0% 4/15/09		B3		105,000	65,100
VoiceStream Wireless Corp. 0% 11/15/09		Baa1		1,140,000	934,800
VoiceStream Wireless Corp. 10.375% 11/15/09		Baa1		130,000	148,200
UTILITIES
Electric Utilities
AES Corp. 9.375% 9/15/10		Ba1		330,000	330,000
AES Corp. 9.5% 6/1/09		Ba1		100,000	101,750
CMS Energy Corp. 8.375% 7/1/03		Ba3		120,000	118,800
CMS Energy Corp. 9.875% 10/15/07		Ba3		150,000	156,000
Pacific Gas & Electric Co. 6.75% 10/1/23		B3		50,000	39,500
Pacific Gas & Electric Co. 7.05% 3/1/24		B3		25,000	20,000
Pacific Gas & Electric Co. 7.875% 3/1/02		B3		55,000	50,050
Multi-Utilities
PG&E National Energy Group, Inc. 10.375% 5/16/11		Baa2		290,000	290,000

Foreign Government and Government Agency Obligations	53.0%
Arab Republic of Egypt 7.625% 7/11/06		Ba1		160,000	159,410
Arab Republic of Egypt 8.75% 7/11/11		NR		105,000	104,875
Argentinian Republic 11% 10/9/06		B1		80,000	66,900
Argentinian Republic 11.375% 1/30/17		B1		140,000	104,650
Argentinian Republic 11.75% 5/15/06		B1		135,000	114,075
Argentinian Republic 11.75% 6/15/15		B1		70,000	53,025
Argentinian Republic 12% 6/19/31		B1		300,000	213,750
Argentinian Republic 12.25% 6/19/18		B1		227,884	162,937
Argentinian Republic 12.375% 2/21/12		B1		216,000	170,100
Argentinian Republic 7% 12/19/08		B1		175,000	132,563
Argentinian Republic 8.375% 12/20/03		B1		40,000	34,400
Argentinian Republic 9.75% 9/19/27		B1		185,000	123,025
Argentinian Republic BOCON 5.3738% 4/1/07		B2		64,531	46,069
Argentinian Republic Brady floating rate bond 5.5625% 3/31/05		B2		96,000	78,180
Argentinian Republic Brady par L-GP 6% 3/31/23		B2		140,000	89,600
Argentinian Republic Series BT06, 11.25% 5/24/04		B1		105,000	92,400
Argentinian Republic Series BT07, 11.75% 5/21/03		B1		160,000	144,800
Argentinian Republic Series BT08, 12.125% 5/21/05		B1		165,000	145,200
Brazilian Federative Republic 11% 8/17/40		B1		335,000	248,068
Brazilian Federative Republic 11.25% 7/26/07		B1		115,000	110,975
Brazilian Federative Republic 12.75% 1/15/20		B1		70,000	62,650
Brazilian Federative Republic 14.5% 10/15/09		B1		200,000	207,100
Brazilian Federative Republic 7.625% 4/15/06		B1		40,000	35,600
Brazilian Federative Republic 8.875% 4/15/24		B1		585,000	377,325
Brazilian Federative Republic Brady capitalization bond 8% 4/15/14		B1		145,308	107,709
Brazilian Federative Republic Brady debt conversion bond 5.5% 4/15/12		B1		390,000	276,413
Brazilian Federative Republic Brady par Z-L 6% 4/15/24		B1		150,000	99,750
Brazilian Federative Republic euro 11.625% 4/15/04		B1		120,000	122,160
Bulgarian Republic Brady discount A 7.75% 7/18/24		B2		45,000	35,438
Bulgarian Republic Brady FLIRB A, 3% 7/28/12		B2		274,000	222,283
Bulgarian Republic Brady interest arrears bond 7.75% 7/28/11		B2		0	0
Canadian Government 1.9% 3/23/09		Aa1	JPY	0	0
Canadian Government 10% 5/1/02		Aa1	CAD	490,000	337,715
Canadian Government 7% 12/1/06		Aa1	CAD	1,425,000	996,276
Canadian Government 9% 6/1/25		Aa1	CAD	495,000	441,145
Central Bank of Nigeria Brady 6.25% 11/15/20		NR		250,000	160,625
Central Bank of Nigeria promissory note 5.092% 1/5/10		NR		229,554	154,660
City of St. Petersburg Russia 9.5% 6/18/02 (Reg. S)		Caa1		0	0
Colombian Republic 10.5% 6/13/06		Ba2		15,000	15,450
Colombian Republic 11.75% 2/25/20		Ba2		70,000	67,025
Colombian Republic 7.625% 2/15/07		Ba2		50,000	45,625
Colombian Republic 8.625% 4/1/08		Ba2		70,000	65,275
Colombian Republic 9.75% 4/23/09		Ba2		103,000	98,365
Ecuador Republic 12% 11/15/12		Caa2		7,000	4,918
Ecuador Republic 12% 11/15/12 (Reg. S)		Caa2		235,000	165,088
Ecuador Republic 4% 8/15/30		Caa2		130,000	56,225
Ecuador Republic 4% 8/15/30 (Reg. S)		Caa2		330,000	142,725
European Investment Bank euro 6% 12/7/28		Aaa	GBP	120,000	179,523
French Government OAT 7.25%, 4/25/06		Aaa	EUR	0	0
Germany Federal Republic 3.75% 1/4/09		Aaa	EUR	1,180,000	926,336
Germany Federal Republic 4.5% 3/15/02		Aaa	EUR	0	0
Germany Federal Republic 4.5% 5/17/02		Aaa	EUR	200,000	170,141
Germany Federal Republic 5% 2/17/06		Aaa	EUR	0	0
Germany Federal Republic 5% 8/19/05		Aaa	EUR	0	0
Germany Federal Republic 5.5% 1/4/31		Aaa	EUR	390,000	322,265
Germany Federal Republic 6% 1/4/07		Aaa	EUR	0	0
Germany Federal Republic 8% 7/22/02		Aaa	EUR	450,000	396,466
Germany Federal Republic Series 134, 4.25% 2/18/05		Aaa	EUR	0	0
Germany Federal Republic Series 96, 6.25% 4/26/06		Aaa	EUR	1,300,000	1,183,782
Italian Republic 3.75% 6/8/05		Aa3	JPY	105,000,000	957,746
Italian Republic 6% 11/1/07		Aa3	EUR	0	0
Italian Republic 6% 5/1/31		Aa3	EUR	0	0
Ivory Coast Brady FLIRB A, 1.9% 3/29/18		NR	FRF	275,000	5,699
Ivory Coast FLIRB 2% 3/30/18 (Reg. S)		NR		90,000	14,850
Jamaican Government 11.75% 5/15/11		Ba3		50,000	52,625
Malaysian Government 7.5% 7/15/11		Baa2		55,000	54,240
Oblast Nizhniy Novgorod 8.75% 4/3/05 (Reg. S)		Ca		111,156	81,144
Ontario Province 9% 9/15/04		Aa3	CAD	0	0
Pakistani Republic 10% 12/13/05		Caa1		30,000	23,550
Pakistani Republic 10% 12/13/05 (Reg. S)		Caa1		105,000	82,425
Panamanian Republic 10.75% 5/15/20		Ba1		0	0
Panamanian Republic 8.875% 9/30/27		Ba1		45,000	41,063
Panamanian Republic 9.625% 2/8/11		Ba1		25,000	25,406
Panamanian Republic euro Brady interest reduction bond 4.5% 7/17/14		Ba1		125,000	110,313
Peruvian Republic Brady past due interest 4.5% 3/7/17		Ba3		170,000	117,300
Peruvian Republic euro Brady FLIRB 4% 3/7/17		Ba3		165,000	102,919
Philippine Government 10.625% 3/16/25		Ba1		60,000	54,600
Philippine Government 9.5% 10/21/24		Ba1		60,000	59,025
Philippine Government 9.875% 1/15/19		Ba1		145,000	126,513
Philippine Government 9.875% 3/16/10		Ba1		0	0
Russian Federation 10% 6/26/07		B3		315,000	279,956
Russian Federation 11% 7/24/18 (Reg. S)		B3		160,000	139,400
Russian Federation 11.75% 6/10/03 (Reg. S)		B3		160,000	164,480
Russian Federation 12.75% 6/24/28 (Reg. S)		B3		339,000	335,186
Russian Federation 5% 3/31/30		B3		675,000	319,781
Russian Federation 5% 3/31/30 (Reg. S)		B3		640,000	303,200
Russian Federation 8.25% 3/31/10		B3		55,000	42,350
Russian Federation 8.25% 3/31/10		B3		101,171	77,902
Russian Federation 8.75% 7/24/05 (Reg. S)		B3		190,000	174,563
Russian Federation Ministry of Finance 3% 5/14/08		Caa3		0.00	0
Russian Federation Ministry of Finance 3% 5/14/03		Caa3		0.00	0
Russian Federation Ministry of Finance 3% 5/14/06		Caa3		0.00	0
Spanish Kingdom 5.4% 7/30/11		Aa2	EUR	1,000,000	845,522
Spanish Kingdom 6% 1/31/29		Aa2	EUR	0	0
Treuhandanstalt 7.5% 9/9/04		Aaa	EUR	1,550,000	1,431,580
Turkish Republic 11.75% 6/15/10		B1		206,000	180,250
Turkish Republic 11.875% 1/15/30		B1		110,000	91,850
Turkish Republic 11.875% 11/5/04		B1		30,000	29,775
Turkish Republic 12% 12/15/08		B1		0	0
Turkish Republic 12.375% 6/15/09		B1		215,000	197,263
Ukraine Government 11% 3/15/07 (Reg. S)		Caa1		145,500	112,588
United Kingdom, Great Britain & Northern Irelamd 8% 12/7/15		Aaa	GBP	165,000	296,657
United Kingdom, Great Britain & Northern Ireland 5% 6/7/04		Aaa	GBP	0	0
United Kingdom, Great Britain & Northern Ireland 6.25% 11/25/10		Aaa	GBP	0	0
United Kingdom, Great Britain & Northern Ireland 7.5% 12/7/06		Aaa	GBP	510,000	788,814
United Kingdom, Great Britain & Northern Ireland 8% 12/7/15		Aaa	GBP	0	0
United Kingdom, Great Britain & Northern Ireland 8.75% 8/25/17		Aaa	GBP	160,000	311,264
United Kingdom, Great Britain & Northern Ireland 9.75% 8/27/02		Aaa	GBP	135,000	200,129
United Mexican States 11.375% 9/15/16		Baa3		274,000	330,855
United Mexican States 8.125% 12/30/19		Baa3		470,000	444,150
United Mexican States 8.375% 1/14/11		Baa3		395,000	397,568
Venezuelan Republic 13.625% 8/15/18		B2		50,000	48,625
Venezuelan Republic 13.625% 8/15/18		B2		35,000	34,038
Venezuelan Republic 9.25% 9/15/27		B2		175,000	121,188
Venezuelan Republic euro Brady debt conversion bond 7.875% 12/18/07		B2		154,760	129,128
Venezuelan Republic euro Brady par W-A 6.75% 3/31/20		B2		250,000	188,906
Venezuelan Republic oil recovery rights 4/15/20 (amounts in shares)		ZZ1		1,250	0

Supranational Obligations
International Bank for Reconstruction & Development 2% 2/18/08		Aaa	JPY	50,000,000	438,783
International Bank for Reconstruction & Development 4.75% 12/20/04		Aaa	JPY	0	0

Common Stocks	0.0%
CONSUMER DISCRETIONARY
Media				Shares
NTL, Inc. warrants 10/14/08				56	336
FINANCIALS
Banks
Central Bank of Nigeria warrants 11/15/20				250.00	0
TELECOMMUNICATION SERVICES
Wireless Telecommunication Services
Horizon PCS, Inc. warrants 10/1/10				120	2,400

Preferred Stocks	0.9%
Convertible Preferred Stocks
TELECOMMUNICATION SERVICES
Diversified Telecommunication Services
Earthwatch, Inc. Series C, $0.2975 pay-in-kind				4,093	82
Nonconvertible Preferred Stocks
CONSUMER DISCRETIONARY
Media
CSC Holdings, Inc. Series H, $11.75 pay-in-kind				399	42,593
INFORMATION TECHNOLOGY
Communications Equipment
Crown Castle International Corp. $127.50 pay-in-kind				151	124,575
TELECOMMUNICATION SERVICES
Diversified Telecommunication Services
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind				525	519,750
Intermedia Communications, Inc. Series B, $135.00 pay in kind				1	970
Wireless Telecommunication Services
Dobson Communications Corp. $122.50 pay-in-kind				69	55,890
Dobson Communications Corp. $130.00 pay-in-kind				28	24,640
Nextel Communications, Inc. Series D, $130.00 pay-in-kind				315	189,000
Nextel Communications, Inc. Series E, $111.25 pay-in-kind				452	257,640

Sovereign Loan Participations	0.1%			Principal Amount
Algerian Republic loan participation Series 1 - Deutsche Bank 5.8125% 9/4/06		NR		0	0
Algerian Republic loan participation Series 1 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 9/4/06		NR		28,269	24,594
Algerian Republic loan participation Series 3 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 3/4/10		NR		48,458	39,735

U.S. Government and Government Agency Obligations	14.8%
U.S. Government Agency Obligations
Fannie Mae 5.5% 5/2/06		AA-		85,000	84,150
Fannie Mae 6.25% 2/1/11		Aa2		35,000	34,557
Freddie Mac 5.875% 3/21/11		Aa2		20,000	19,191
U.S. Treasury Obligations
U.S. Treasury Bonds 8.875% 8/15/17		Aaa		2,525,000	3,314,467
U.S. Treasury Bonds 9% 11/15/18		Aaa		1,705,000	2,280,710
U.S. Treasury Bonds 11.25% 2/15/15		Aaa		2,370,000	3,586,094
U.S. Treasury Notes 4.25% 5/31/03		Aaa		6,650,000	6,647,925
U.S. Treasury Notes 7% 7/15/06		Aaa		4,600,000	4,989,587

Cash Equivalents	4.6%			Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations)				2,399,796.79	2,399,000

Total Investment Portfolio	100.3%			(Cost $73,916,986)	72,551,151

Net Other Assets	-0.3%				542,142

Net Assets	100.0%				73,093,293

				Combined	Combined
	% of Combined
	Portfolio	Moody's Ratings		Principal Amount	Value (Note 1)
Corporate Bonds
Convertible Bonds	0.9%
CONSUMER DISCRETIONARY
Media				Combined	Combined
EchoStar Communications Corp. 4.875% 1/1/07		Caa2		80,000	77,000
EchoStar Communications Corp. 4.875% 1/1/07		Caa1		295,000	283,938
Specialty Retail
Sunglass Hut International, Inc. 5.25% 6/15/03		B3		70,000	65,100
FINANCIALS
Diversified Financials
BP Finance PLC (LUKoil) 3% 2/9/06		AA+		59,000	69,989
HEALTH CARE
Health Care Providers & Services
Renal Treatment Centers, Inc. 5.625% 7/15/06		B2		300,000	305,250
Total Renal Care Holdings 7% 5/15/09		B2		265,000	251,088
INFORMATION TECHNOLOGY
Electronic Equipment & Instruments
Sanmina Corp. 0% 9/12/20		Ba3		520,000	186,550
Semiconductor Equipment & Products
Transwitch Corp. 4.5% 9/12/05		B2		140,000	98,175

Nonconvertible Bonds	26.0%
CONSUMER DISCRETIONARY
Automobiles
General Motors Corp. euro 1.25% 12/20/04		A2	JPY	150,000,000	1,219,532
Auto Components
Oxford Automotive, Inc. 10.125% 6/15/07		Caa1		50,000	30,500
Hotels Restaurants & Leisure
Florida Panthers Holdings, Inc. 9.875% 4/15/09		B2		420,000	428,400
Hilton Hotels Corp. 7.625% 5/15/08		Baa3		250,000	242,141
HMH Properties, Inc. 7.875% 8/1/05		Ba2		230,000	224,250
HMH Properties, Inc. 7.875% 8/1/08		Ba2		125,000	117,500
Horseshoe Gaming LLC 8.625% 5/15/09		B2		260,000	261,300
ITT Corp. 7.375% 11/15/15		Ba1		225,000	205,313
KSL Recreation Group, Inc. 10.25% 5/1/07		B2		125,000	126,250
Mandalay Resort Group 9.5% 8/1/08		Ba2		25,000	26,125
Mandalay Resort Group 10.25% 8/1/07		Ba3		115,000	120,175
MGM Mirage, Inc. 8.5% 9/15/10		Baa3		15,000	15,648
MGM Mirage, Inc. 9.75% 6/1/07		Ba2		285,000	304,238
Premier Parks, Inc. 9.25% 4/1/06		B3		120,000	120,000
Premier Parks, Inc. 9.75% 6/15/07		B3		185,000	187,313
Station Casinos, Inc. 8.375% 2/15/08		Ba3		285,000	286,425
Station Casinos, Inc. 8.875% 12/1/08		B1		130,000	130,975
Sun International Hotels Ltd./Sun		B1		175,000	175,656
Tricon Global Restaurants, Inc. 8.875% 4/15/11		Ba1		160,000	163,200
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04		Caa1		290,000	310,300
Household Durables
Beazer Homes USA, Inc. 8.625% 5/15/11		Ba3		210,000	208,950
Beazer Homes USA, Inc. 8.875% 4/1/08		Ba3		30,000	30,150
Ryland Group, Inc. 9.125% 6/15/11		B1		110,000	108,900
Sealy Mattress Co. 9.875% 12/15/07		B2		60,000	58,800
Media
Adelphia Communications Corp.: 9.25% 10/1/02		B2		125,000	125,313
Adelphia Communications Corp.: 10.25% 6/15/11		B2		150,000	147,000
Adelphia Communications Corp.: 10.875% 10/1/10		B2		310,000	313,100
AMC Entertainment, Inc. 9.5% 2/1/11		Caa3		155,000	137,950
Callahan Nordrhein Westfalen 0% 7/15/10		B3		60,000	21,000
Century Communications Corp. 0% 1/15/08		B2		260,000	123,500
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 0% 1/15/10		B2		490,000	328,300
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 0% 5/15/11		B2		260,000	148,200
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 10% 5/15/11		B2		140,000	141,400
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 8.625% 4/1/09		B2		390,000	367,575
Cinemark USA, Inc. 9.625% 8/1/08		Caa2		125,000	107,500
CSC Holdings, Inc. 10.5% 5/15/16		Ba3		75,000	83,250
CSC Holdings, Inc. 9.25% 11/1/05		Ba3		20,000	20,500
CSC Holdings, Inc. 9.875% 2/15/13		Ba3		800,000	854,000
CSC Holdings, Inc. 9.875% 4/1/23		B1		120,000	128,400
CSC Holdings, Inc. 9.875% 5/15/06		Ba3		60,000	62,700
Diamond Cable Communications PLC yankee 11.75% 12/15/05		B2		100,000	67,000
EchoStar DBS Corp. 9.375% 2/1/09		B1		690,000	679,650
Fox Family Worldwide, Inc. 0% 11/1/07		B1		255,000	225,675
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07		Ba1		30,000	28,350
FrontierVision Holdings LP/FrontierVision		B2		55,000	56,238
FrontierVision Holdings LP/FrontierVision		Caa1		50,000	51,250
Lamar Media Corp. 9.25% 8/15/07		B1		156,000	161,070
Lamar Media Corp. 9.625% 12/1/06		B1		75,000	79,125
Nextmedia Operating, Inc. 10.75% 7/1/11		B3		170,000	170,000
NTL, Inc. 0% 4/1/08		B3		30,000	13,800
NTL, Inc. 10% 2/15/07		B2		40,000	26,000
Pegasus Communications Corp. 12.5% 8/1/17		B3		75,000	75,750
Pegasus Communications Corp. 9.625% 10/15/05		B3		40,000	35,600
Pegasus Communications Corp. 9.75% 12/1/06		B3		25,000	22,250
Pegasus Satellite Communication, Inc. 0% 3/1/07		Caa1		320,000	185,600
Pegasus Satellite Communication, Inc. 12.375% 8/1/06		B3		25,000	22,875
Quebecor Media, Inc. 11.125% 7/15/11		B2		320,000	319,200
Radio One, Inc. 8.875% 7/1/11		B3		430,000	430,000
Susquehanna Media Co. 8.5% 5/15/09		B1		20,000	20,300
Telemundo Holdings, Inc. 0% 8/15/08		B3		525,000	404,250
TV Azteca SA de CV euro 10.5% 2/15/07 (Reg. S)		Ba3		50,000	45,750
TV Azteca SA de CV yankee 10.5% 2/15/07		B1		35,000	32,025
Multiline Retail
JCPenney Co., Inc. 6% 5/1/06		Ba2		40,000	33,200
JCPenney Co., Inc. 6.125% 11/15/03		Ba2		15,000	14,250
JCPenney Co., Inc. 6.9% 8/15/26		Ba2		110,000	105,600
JCPenney Co., Inc. 7.375% 6/15/04		Ba2		45,000	42,975
JCPenney Co., Inc. 7.375% 8/15/08		Ba2		15,000	13,350
JCPenney Co., Inc. 7.4% 4/1/37		Ba2		45,000	41,400
JCPenney Co., Inc. 7.6% 4/1/07		Ba2		15,000	13,875
JCPenney Co., Inc. 7.95% 4/1/17		Ba2		25,000	20,250
Textiles & Apparel
St. John Knits International, Inc. 12.5% 7/1/09		B3		10,000	10,000
CONSUMER STAPLES
Food & Drug Retailing
Argyll Group PLC euro 8.125% 10/4/02		BBB+	GBP	250,000	361,445
Rite Aid Corp. 11.25% 7/1/08		Caa2		280,000	282,100
Rite Aid Corp. 6.125% 12/15/08		Caa2		140,000	106,400
Rite Aid Corp. 6.5% 10/1/03		Caa2		30,000	28,500
Rite Aid Corp. 6.875% 8/15/13		Caa2		90,000	66,600
Rite Aid Corp. 7.625% 4/15/05		Caa2		175,000	152,250
Tesco PLC euro 8.75% 2/20/03		Aa3	GBP	500,000	735,982
Food Products
Del Monte Corp. 9.25% 5/15/11		B3		170,000	171,700
Gruma SA de CV yankee 7.625% 10/15/07		Ba2		110,000	96,800
Mastellone Hermanos SA yankee 11.75% 4/1/08		B2		80,000	48,000
ENERGY
Energy Equipment & Services
Lone Star Technologies, Inc. 9% 6/1/11		B1		30,000	28,800
Oil & Gas
Chesapeake Energy Corp. 8.125% 4/1/11		B2		540,000	504,900
Chesapeake Energy Corp. 8.5% 3/15/12		B2		90,000	88,200
Cross Timbers Oil Co. 8.75% 11/1/09		B1		120,000	122,400
Cross Timbers Oil Co. 9.25% 4/1/07		B1		65,000	66,950
Nuevo Energy Co. 9.375% 10/1/10		B1		175,000	173,250
Pemex Proj. Funding Master Trust euro 9.125% 10/13/10 (Reg. S)		Baa3		150,000	157,875
Pemex Project Fund Master Trust 8.5% 2/15/08		Baa3		129,000	132,548
Plains Resources, Inc. 10.25% 3/15/06		B2		195,000	200,850
Petroleos Mexicanos 9.25% 3/30/18		Ba2		70,000	73,500
Petroleos Mexicanos 9.5% 9/15/27		Baa3		70,000	74,375
FINANCIALS
Banks
Banco Hipotecario SA 10% 4/17/03 (Reg. S)		B1		45,000	41,850
Banco Nacional de Desenvolvimento Economicoe Social 11.25% 9/20/05		B1		65,000	64,594
Banco Nacional de Desenvolvimento Economicoe Social 12.554% 6/16/08				210,000	191,888
Depfa Bank AG 4.75% 3/20/03		Aaa	EUR	2,200,000	1,879,400
Export Credit Bank of Turkey 11.5% 2/25/05 (Reg. S)		B2		40,000	36,400
Hanvit Bank 12.75% 3/1/10		Ba3		35,000	37,625
Hanvit Bank 12.75% 3/1/10 (Reg. S)		B1		35,000	37,625
Diversified Financials
APP International Finance (Mauritius) Ltd. 0% 7/5/01		B3		615,000	36,900
CanWest Media, Inc. 10.625% 5/15/11		B2		60,000	60,750
Cellco Finance NV yankee 12.75% 8/1/05		B3		200,000	160,000
Cellco Finance NV yankee 15% 8/1/05		Caa1		100,000	84,000
ComEd Financing II 8.5% 1/15/27		Baa3		185,000	180,505
Crown Cork & Seal Finance PLC yankee 6.75% 12/15/03		Caa3		50,000	22,250
Crown Cork & Seal Finance PLC yankee 7% 12/15/06		Caa3		10,000	3,900
Crown Cork & Seal Finance SA yankee 6.75% 12/15/03		Caa3		50,000	22,500
Dobson/Sygnet Communications Co. 12.25% 12/15/08		B3		115,000	116,150
Ford Motor Credit Co. 5.625% 2/2/04		A2	EUR	500,000	429,930
Ford Motor Credit Co. euro 1.2% 2/7/05		A1	JPY	190,000,000	1,543,217
KFW International Finance, Inc. euro 1.75% 3/23/10		Aaa	JPY	165,000,000	1,419,540
KFW International Finance, Inc. euro 10.625% 9/3/01		Aaa	GBP	250,000	356,491
Mediacom Broadband LLC/Mediacm Broadband Corp. 11% 7/15/13		B2		130,000	132,600
PTC International Finance BV yankee 0% 7/1/07		B2		305,000	259,250
PTC International Finance II SA yankee 11.25% 12/1/09		B2		230,000	239,200
Punch Taverns Finance PLC euro 7.567% 4/15/26		Baa2	GBP	1,000,000	1,324,060
Sealed Air Finance euro 5.625% 7/19/06		Baa3	EUR	750,000	563,603
SESI LLC 8.875% 5/15/11		B1		250,000	247,500
Real Estate
LNR Property Corp. 10.5% 1/15/09		B1		325,000	325,000
Meditrust Corp. 7.82% 9/10/26		Ba3		195,000	187,200
WCI Communities, Inc. 10.625% 2/15/11		B1		315,000	328,388
HEALTH CARE
Health Care Equipment & Supplies
Boston Scientific Corp. 6.625% 3/15/05		Baa3		60,000	56,700
Health Care Providers & Services
Columbia/HCA Healthcare Corp. 7.15% 3/30/04		Ba1		50,000	49,940
DaVita, Inc. 9.25% 4/15/11		B2		90,000	92,250
Stewart Enterprises, Inc. 10.75% 7/1/08		B2		170,000	175,100
Tenet Healthcare Corp. 8.125% 12/1/08		Ba3		95,000	97,375
Triad Hospitals, Inc. 8.75% 5/1/09		B1		220,000	224,950
Unilab Corp. 12.75% 10/1/09		B3		160,000	185,600
INDUSTRIALS
Aerospace & Defense
Alliant Techsystems, Inc. 8.5% 5/15/11		B2		350,000	353,500
Commercial Services & Supplies
Browning-Ferris Industries, Inc. 7.4% 9/15/35		Ba3		220,000	176,000
Browning-Ferris Industries, Inc. 9.25% 5/1/21		Ba3		250,000	241,250
Iron Mountain, Inc. 8.25% 7/1/11		B2		30,000	29,925
Iron Mountain, Inc. 8.625% 4/1/13		B2		115,000	115,000
Pierce Leahy Command Co. yankee 8.125% 5/15/08		B2		47,000	46,765
Pierce Leahy Corp. 9.125% 7/15/07		B2		65,000	67,275
Machinery
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09		B3		60,000	63,600
Marine
Teekay Shipping Corp. 8.875% 7/15/11		Ba2		285,000	289,275
Road & Rail
TFM SA de CV yankee 0% 6/15/09		B1		835,000	709,750
INFORMATION TECHNOLOGY
Communications Equipment
Spectrasite Holdings, Inc. 0% 3/15/10		B3		500,000	200,000
MATERIALS
Chemicals
Avecia Group PLC yankee 11% 7/1/09		B2		250,000	248,750
Huntsman Corp. 9.5% 7/1/07		Caa1		190,000	117,800
IMC Global, Inc. 7.4% 11/1/02		Ba2		50,000	47,375
Containers & Packaging
Applied Extrusion Technologies, Inc. 10.75% 7/1/11		B2		40,000	40,200
Crown Cork & Seal, Inc. 6.75% 4/15/03		Caa3		20,000	9,600
Crown Cork & Seal, Inc. 7.125% 9/1/02		Caa3		110,000	63,250
Crown Cork & Seal, Inc. 7.375% 12/15/26		Caa3		45,000	16,650
Crown Cork & Seal, Inc. 8% 4/15/23		Caa3		20,000	7,400
Crown Cork & Seal, Inc. 8.375% 1/15/05		Caa3		60,000	24,000
Gaylord Container Corp. 9.375% 6/15/07		Caa1		100,000	63,000
Gaylord Container Corp. 9.75% 6/15/07		Caa1		165,000	103,950
Packaging Corp. of America 9.625% 4/1/09		B1		205,000	217,300
Metals & Mining
Century Aluminum Co. 11.75% 4/15/08		Ba3		15,000	15,750
P&L Coal Holdings Corp. 8.875% 5/15/08		Ba3		41,000	42,743
P&L Coal Holdings Corp. 9.625% 5/15/08		B2		24,000	25,200
Phelps Dodge Corp. 8.75% 6/1/11		Baa2		425,000	419,263
Paper & Forest Products
APP China Group Ltd. 14% 3/15/10		Caa3		135,000	8,775
APP China Group Ltd. 14% 3/15/10 (Reg. S)		Caa3		250,000	16,250
Indah Kiat Finance Mauritius Ltd. 10% 7/1/07		Caa1		120,000	24,600
Riverwood International Corp. 10.625% 8/1/07		B3		140,000	143,500
TELECOMMUNICATION SERVICES
Diversified Telecommunication Services
Alestra SA de RL de CV yankee 12.125% 5/15/06		B2		150,000	135,375
Comunicacion Celular SA 14.125% 3/1/05		B3		60,000	54,600
Intermedia Communications, Inc. 0% 3/1/09		B3		165,000	120,450
Intermedia Communications, Inc. 0% 7/15/07		B2		125,000	110,313
Intermedia Communications, Inc. 8.5% 1/15/08		B2		150,000	146,250
Intermedia Communications, Inc. 8.875% 11/1/07		B2		15,000	14,625
McCaw International Ltd. 0% 4/15/07		Caa1		110,000	30,800
Nextel International, Inc. 12.75% 8/1/10		Caa1		95,000	29,450
NTL Communications Corp. 0% 10/1/08		B3		640,000	275,200
NTL Communications Corp. 11.5% 10/1/08		B3		65,000	42,900
Philippine Long Distance Telephone Co. 10.5% 4/15/09		Ba2		40,000	37,200
Telefonos de Mexico SA de CV 8.25% 1/26/06		Baa3		130,000	133,900
Tritel PCS, Inc. 0% 5/15/09		B3		790,000	481,900
Triton PCS, Inc. 0% 5/1/08		B3		815,000	643,850
Wireless Telecommunication Services
Echostar Broadband Corp. 10.375% 10/1/07		B1		635,000	631,825
Grupo Iusacell SA de CV yankee 14.25% 12/1/06		B1		80,000	85,100
Horizon PCS, Inc. 0% 10/1/10		Caa1		120,000	45,600
Millicom International Cellular SA yankee 13.5% 6/1/06		Caa1		240,000	208,800
Nextel Communications, Inc. 0% 9/15/07		B1		20,000	13,600
Nextel Communications, Inc. 0% 2/15/08		B1		855,000	555,750
Nextel Communications, Inc. 12% 11/1/08		B1		90,000	79,200
Occidente Y Caribe Celular SA yankee 14% 3/15/04		B3		80,000	72,800
Orange PLC yankee 9% 6/1/09		A3		160,000	166,400
TeleCorp PCS, Inc. 0% 4/15/09		B3		105,000	65,100
VoiceStream Wireless Corp. 0% 11/15/09		Baa1		1,140,000	934,800
VoiceStream Wireless Corp. 10.375% 11/15/09		Baa1		130,000	148,200
UTILITIES
Electric Utilities
AES Corp. 9.375% 9/15/10		Ba1		330,000	330,000
AES Corp. 9.5% 6/1/09		Ba1		100,000	101,750
CMS Energy Corp. 8.375% 7/1/03		Ba3		120,000	118,800
CMS Energy Corp. 9.875% 10/15/07		Ba3		150,000	156,000
Pacific Gas & Electric Co. 6.75% 10/1/23		B3		50,000	39,500
Pacific Gas & Electric Co. 7.05% 3/1/24		B3		25,000	20,000
Pacific Gas & Electric Co. 7.875% 3/1/02		B3		55,000	50,050
Multi-Utilities
PG&E National Energy Group, Inc. 10.375% 5/16/11		Baa2		290,000	290,000

Foreign Government and Government Agency Obligations	53.0%
Arab Republic of Egypt 7.625% 7/11/06		Ba1		365,000	363,653
Arab Republic of Egypt 8.75% 7/11/11		NR		245,000	244,708
Argentinian Republic 11% 10/9/06		B1		175,000	146,344
Argentinian Republic 11.375% 1/30/17		B1		300,000	224,250
Argentinian Republic 11.75% 5/15/06		B1		280,000	236,600
Argentinian Republic 11.75% 6/15/15		B1		149,000	112,868
Argentinian Republic 12% 6/19/31		B1		640,000	456,000
Argentinian Republic 12.25% 6/19/18		B1		545,238	389,845
Argentinian Republic 12.375% 2/21/12		B1		468,000	368,550
Argentinian Republic 7% 12/19/08		B1		370,000	280,275
Argentinian Republic 8.375% 12/20/03		B1		85,000	73,100
Argentinian Republic 9.75% 9/19/27		B1		395,000	262,675
Argentinian Republic BOCON 5.3738% 4/1/07		B2		136,656	97,560
Argentinian Republic Brady floating rate bond 5.5625% 3/31/05		B2		211,200	171,996
Argentinian Republic Brady par L-GP 6% 3/31/23		B2		310,000	198,400
Argentinian Republic Series BT06, 11.25% 5/24/04		B1		220,000	193,600
Argentinian Republic Series BT07, 11.75% 5/21/03		B1		340,000	307,700
Argentinian Republic Series BT08, 12.125% 5/21/05		B1		340,000	299,200
Brazilian Federative Republic 11% 8/17/40		B1		695,000	514,648
Brazilian Federative Republic 11.25% 7/26/07		B1		255,000	246,075
Brazilian Federative Republic 12.75% 1/15/20		B1		145,000	129,775
Brazilian Federative Republic 14.5% 10/15/09		B1		425,000	440,088
Brazilian Federative Republic 7.625% 4/15/06		B1		92,000	81,880
Brazilian Federative Republic 8.875% 4/15/24		B1		1,225,000	790,125
Brazilian Federative Republic Brady capitalization bond 8% 4/15/14		B1		264,754	196,249
Brazilian Federative Republic Brady debt conversion bond 5.5% 4/15/12		B1		815,000	577,631
Brazilian Federative Republic Brady par Z-L 6% 4/15/24		B1		310,000	206,150
Brazilian Federative Republic euro 11.625% 4/15/04		B1		275,000	279,950
Bulgarian Republic Brady discount A 7.75% 7/18/24		B2		95,000	74,813
Bulgarian Republic Brady FLIRB A, 3% 7/28/12		B2		574,000	465,658
Bulgarian Republic Brady interest arrears bond 7.75% 7/28/11		B2		50,000	39,375
Canadian Government 1.9% 3/23/09		Aa1	JPY	80,000,000	698,525
Canadian Government 10% 5/1/02		Aa1	CAD	2,740,000	1,888,446
Canadian Government 7% 12/1/06		Aa1	CAD	2,875,000	2,010,031
Canadian Government 9% 6/1/25		Aa1	CAD	3,945,000	3,515,792
Central Bank of Nigeria Brady 6.25% 11/15/20		NR		500,000	321,250
Central Bank of Nigeria promissory note 5.092% 1/5/10		NR		503,591	339,290
City of St. Petersburg Russia 9.5% 6/18/02 (Reg. S)		Caa1		57,000	57,285
Colombian Republic 10.5% 6/13/06		Ba2		35,000	36,050
Colombian Republic 11.75% 2/25/20		Ba2		230,000	220,225
Colombian Republic 7.625% 2/15/07		Ba2		100,000	91,250
Colombian Republic 8.625% 4/1/08		Ba2		150,000	139,875
Colombian Republic 9.75% 4/23/09		Ba2		216,000	206,280
Ecuador Republic 12% 11/15/12		Caa2		63,000	44,258
Ecuador Republic 12% 11/15/12 (Reg. S)		Caa2		445,000	312,613
Ecuador Republic 4% 8/15/30		Caa2		309,000	133,643
Ecuador Republic 4% 8/15/30 (Reg. S)		Caa2		735,000	317,888
European Investment Bank euro 6% 12/7/28		Aaa	GBP	720,000	1,077,138
French Government OAT 7.25%, 4/25/06		Aaa	EUR	4,000,000	3,767,466
Germany Federal Republic 3.75% 1/4/09		Aaa	EUR	3,480,000	2,731,906
Germany Federal Republic 4.5% 3/15/02		Aaa	EUR	2,800,000	2,381,021
Germany Federal Republic 4.5% 5/17/02		Aaa	EUR	200,000	170,141
Germany Federal Republic 5% 2/17/06		Aaa	EUR	500,000	431,512
Germany Federal Republic 5% 8/19/05		Aaa	EUR	1,000,000	863,362
Germany Federal Republic 5.5% 1/4/31		Aaa	EUR	990,000	818,058
Germany Federal Republic 6% 1/4/07		Aaa	EUR	200,000	180,676
Germany Federal Republic 8% 7/22/02		Aaa	EUR	450,000	396,466
Germany Federal Republic Series 134, 4.25% 2/18/05		Aaa	EUR	2,200,000	1,854,728
Germany Federal Republic Series 96, 6.25% 4/26/06		Aaa	EUR	4,750,000	4,325,356
Italian Republic 3.75% 6/8/05		Aa3	JPY	205,000,000	1,869,885
Italian Republic 6% 11/1/07		Aa3	EUR	1,900,000	1,697,373
Italian Republic 6% 5/1/31		Aa3	EUR	670,000	569,004
Ivory Coast Brady FLIRB A, 1.9% 3/29/18		NR	FRF	930,000	19,275
Ivory Coast FLIRB 2% 3/30/18 (Reg. S)		NR		180,000	29,700
Jamaican Government 11.75% 5/15/11		Ba3		100,000	105,250
Malaysian Government 7.5% 7/15/11		Baa2		120,000	118,343
Oblast Nizhniy Novgorod 8.75% 4/3/05 (Reg. S)		Ca		222,312	162,288
Ontario Province 9% 9/15/04		Aa3	CAD	4,000,000	2,899,049
Pakistani Republic 10% 12/13/05		Caa1		75,000	58,875
Pakistani Republic 10% 12/13/05 (Reg. S)		Caa1		205,000	160,925
Panamanian Republic 10.75% 5/15/20		Ba1		45,000	47,700
Panamanian Republic 8.875% 9/30/27		Ba1		100,000	91,250
Panamanian Republic 9.625% 2/8/11		Ba1		60,000	60,975
Panamanian Republic euro Brady interest reduction bond 4.5% 7/17/14		Ba1		265,000	233,863
Peruvian Republic Brady past due interest 4.5% 3/7/17		Ba3		365,000	251,850
Peruvian Republic euro Brady FLIRB 4% 3/7/17		Ba3		355,000	221,431
Philippine Government 10.625% 3/16/25		Ba1		125,000	113,750
Philippine Government 9.5% 10/21/24		Ba1		155,000	152,481
Philippine Government 9.875% 1/15/19		Ba1		305,000	266,113
Philippine Government 9.875% 3/16/10		Ba1		35,000	34,388
Russian Federation 10% 6/26/07		B3		682,000	606,128
Russian Federation 11% 7/24/18 (Reg. S)		B3		344,000	299,710
Russian Federation 11.75% 6/10/03 (Reg. S)		B3		336,000	345,408
Russian Federation 12.75% 6/24/28 (Reg. S)		B3		735,000	726,731
Russian Federation 5% 3/31/30		B3		1,586,875	751,782
Russian Federation 5% 3/31/30 (Reg. S)		B3		1,535,000	727,206
Russian Federation 8.25% 3/31/10		B3		110,000	84,700
Russian Federation 8.25% 3/31/10		B3		233,664	179,921
Russian Federation 8.75% 7/24/05 (Reg. S)		B3		395,000	362,906
Russian Federation Ministry of Finance 3% 5/14/08		Caa3		45,000	23,006
Russian Federation Ministry of Finance 3% 5/14/03		Caa3		40,000	32,950
Russian Federation Ministry of Finance 3% 5/14/06		Caa3		40,000	24,700
Spanish Kingdom 5.4% 7/30/11		Aa2	EUR	4,250,000	3,593,468
Spanish Kingdom 6% 1/31/29		Aa2	EUR	2,350,000	2,010,536
Treuhandanstalt 7.5% 9/9/04		Aaa	EUR	3,050,000	2,816,980
Turkish Republic 11.75% 6/15/10		B1		437,000	382,375
Turkish Republic 11.875% 1/15/30		B1		265,000	221,275
Turkish Republic 11.875% 11/5/04		B1		65,000	64,513
Turkish Republic 12% 12/15/08		B1		70,000	70,525
Turkish Republic 12.375% 6/15/09		B1		450,000	412,875
Ukraine Government 11% 3/15/07 (Reg. S)		Caa1		338,530	261,955
United Kingdom, Great Britain & Northern Irelamd 8% 12/7/15		Aaa	GBP	165,000	296,657
United Kingdom, Great Britain & Northern Ireland 5% 6/7/04		Aaa	GBP	300,000	418,703
United Kingdom, Great Britain & Northern Ireland 6.25% 11/25/10		Aaa	GBP	310,000	468,243
United Kingdom, Great Britain & Northern Ireland 7.5% 12/7/06		Aaa	GBP	2,120,000	3,278,992
United Kingdom, Great Britain & Northern Ireland 8% 12/7/15		Aaa	GBP	460,000	827,043
United Kingdom, Great Britain & Northern Ireland 8.75% 8/25/17		Aaa	GBP	640,000	1,245,055
United Kingdom, Great Britain & Northern Ireland 9.75% 8/27/02		Aaa	GBP	135,000	200,129
United Mexican States 11.375% 9/15/16		Baa3		583,000	703,973
United Mexican States 8.125% 12/30/19		Baa3		1,000,000	945,000
United Mexican States 8.375% 1/14/11		Baa3		885,000	890,753
Venezuelan Republic 13.625% 8/15/18		B2		110,000	106,975
Venezuelan Republic 13.625% 8/15/18		B2		85,000	82,663
Venezuelan Republic 9.25% 9/15/27		B2		378,000	261,765
Venezuelan Republic euro Brady debt conversion bond 7.875% 12/18/07		B2		309,520	258,256
Venezuelan Republic euro Brady par W-A 6.75% 3/31/20		B2		500,000	377,813
Venezuelan Republic oil recovery rights 4/15/20 (amounts in shares)		ZZ1		2,500	0

Supranational Obligations
International Bank for Reconstruction & Development 2% 2/18/08		Aaa	JPY	230,000,000	2,018,401
International Bank for Reconstruction & Development 4.75% 12/20/04		Aaa	JPY	200,000,000	1,856,251

Common Stocks	0.0%
CONSUMER DISCRETIONARY
Media
NTL, Inc. warrants 10/14/08				56	336
FINANCIALS
Banks
Central Bank of Nigeria warrants 11/15/20				500	0
TELECOMMUNICATION SERVICES
Wireless Telecommunication Services
Horizon PCS, Inc. warrants 10/1/10				120	2,400

Preferred Stocks	0.9%
Convertible Preferred Stocks
TELECOMMUNICATION SERVICES
Diversified Telecommunication Services
Earthwatch, Inc. Series C, $0.2975 pay-in-kind				4,093	82
Nonconvertible Preferred Stocks
CONSUMER DISCRETIONARY
Media
CSC Holdings, Inc. Series H, $11.75 pay-in-kind				399	42,593
INFORMATION TECHNOLOGY
Communications Equipment
Crown Castle International Corp. $127.50 pay-in-kind				151	124,575
TELECOMMUNICATION SERVICES
Diversified Telecommunication Services
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind				525	519,750
Intermedia Communications, Inc. Series B, $135.00 pay in kind				1	970
Wireless Telecommunication Services				0	0
Dobson Communications Corp. $122.50 pay-in-kind				69	55,890
Dobson Communications Corp. $130.00 pay-in-kind				28	24,640
Nextel Communications, Inc. Series D, $130.00 pay-in-kind				315	189,000
Nextel Communications, Inc. Series E, $111.25 pay-in-kind				452	257,640

Sovereign Loan Participations	0.1%			Principal Amount
Algerian Republic loan participation Series 1 - Deutsche Bank 5.8125% 9/4/06		NR		12,692	11,042
Algerian Republic loan participation Series 1 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 9/4/06		NR		44,038	38,313
Algerian Republic loan participation Series 3 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 3/4/10		NR		93,469	76,643

U.S. Government and Government Agency Obligations	14.8%
U.S. Government Agency Obligations
Fannie Mae 5.5% 5/2/06		AA-		85,000	84,150
Fannie Mae 6.25% 2/1/11		Aa2		35,000	34,557
Freddie Mac 5.875% 3/21/11		Aa2		20,000	19,191
U.S. Treasury Obligations					0
U.S. Treasury Bonds 8.875% 8/15/17		Aaa		2,525,000	3,314,467
U.S. Treasury Bonds 9% 11/15/18		Aaa		1,705,000	2,280,710
U.S. Treasury Bonds 11.25% 2/15/15		Aaa		2,370,000	3,586,094
U.S. Treasury Notes 4.25% 5/31/03		Aaa		6,650,000	6,647,925
U.S. Treasury Notes 7% 7/15/06		Aaa		4,600,000	4,989,587
					0
Cash Equivalents	4.6%			Maturity Amount	0
Investments in repurchase agreements (U.S. Treasury Obligations)				6,532,169	6,530,000

Total Investment Portfolio	100.3%			(Cost $149,293,993)	142,231,821

Net Other Assets	-0.3%				-322,254

Net Assets	100.0%				141,909,567

Fidelity Int'l Bond Portfolio: Fidelity Strategic Income

Pro Forma Combining Statement of Operations
12 the Months Ended June 30, 2001
(Unaudited)

	Int'l Bond	Strategic Income
	Portfolio	Portfolio	Combined
Investment Income
Dividends	$-	$223,712	$223,712
Interest	4,283,361	5,428,358	9,711,719
Total Income	4,283,361	5,652,070	9,935,431

Expenses

Management fee	442,950	387,060	830,010
Transfer agent fees	175,619	84,472	260,091
Accounting fees and expenses	61,522	61,105	122,627
Non-interested trustees' compensation	262	228	490
Custodian fees and expenses	30,097	23,207	53,304
Registration fees	29,114	38,280	67,394
Audit	51,561	41,441	93,002
Legal	1,877	1,116	2,993
Interest	-	21	21
Miscellaneous	540	190	730
Total expenses before reductions	793,542	637,120	1,430,662
Expense reductions	(3,993)	(2,058)	(6,051)
Total expenses	789,549	635,062	1,424,611
Net investment income	3,493,812	5,017,008	8,510,820

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	(41,333)	(1,112,308)	(1,253,641)
Foreign curreny transactions	(44,426)	(53,962)	(98,388)
	(185,759)	(1,166,270)	(1,352,029)
Change in net unrealized appreciation
(depreciation) on:
Investment securities	(4,232,722)	(540,536)	(4,773,258)
Assets and liabilities in foreign currencies	(39,583)	7,377	(32,206)
	(4,272,305)	(533,159)	(4,805,464)

Net gain (loss)	(4,458,064)	(1,699,429)	(6,157,493)

Net increase (decrease) in net
assets resulting from operations	$(964,252)	$3,317,579	$2,353,327

See accompanying notes which are an integral part of the financial statements

Fidelity Int'l Bond Portfolio: Fidelity Strategic Income

Pro Forma Combining Statement of Operations
12 the Months Ended June 30, 2001
(Unaudited)

	Pro Forma		Pro Forma
	Adjustments		Combined
Investment Income
Dividends	$-		$223,712
Interest	-		9,711,719
Total Income	-		9,935,431

Expenses

Management fee	(65,113)	b	764,897
Transfer agent fees	(4,856)	b	255,235
Accounting fees and expenses	(40,858)	b	81,769
Non-interested trustees' compensation	-		490
Custodian fees and expenses	(7,443)	c	45,861
Registration fees	(8,507)	c	58,887
Audit	(58,002)	c	35,000
Legal	-		2,993
Interest	-		21
Miscellaneous	(354)	c	376
Total expenses before reductions	(185,133)		1,245,529
Expense reductions	-		(6,051)
Total expenses	(185,133)		1,239,478
Net investment income	185,133		8,695,953

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	-		(1,253,641)
Foreign curreny transactions	-		(98,388)
	-		(1,352,029)
Change in net unrealized appreciation
(depreciation) on:
Investment securities	-		(4,773,258)
Assets and liabilities in foreign currencies	-		(32,206)
	-		(4,805,464)

Net gain (loss)	-		(6,157,493)

Net increase (decrease) in net
assets resulting from operations	$185,133		$2,538,460

See accompanying notes which are an integral part of the financial statements